                                                                     NATIONS
                                                                       FUNDS

                                              Investments for A Lifetime(SM)







                                 International
                                     Funds






                Annual Report For The Year Ended March 31, 1997

    NOT FDIC-                            MAY LOSE VALUE
    INSURED                              NO BANK GUARANTEE

NATIONS FUNDS DISTRIBUTOR: STEPHENS INC. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, N.A., IS NOT A BANK AND SECURITIES OFFERED BY IT ARE NOT GUARANTEED BY ANY BANK OR INSURED BY THE FDIC. STEPHENS INC., MEMBER NYSE-SIPC.

NATIONS FUNDS INVESTMENT ADVISER: NATIONSBANC ADVISORS, INC.

NATIONS FUNDS INVESTMENT SUB-ADVISERS: TRADESTREET INVESTMENT ASSOCIATES, INC. AND GARTMORE GLOBAL PARTNERS.

NATIONS FUND

DEAR SHAREHOLDER:

We are pleased to report to you on the activities and investment results of the Nations Funds international mutual funds for the fiscal year ended March 31, 1997.

Over the past twelve months, the world's major economies have moved out of step with one another. The U.S. economy was strong during the period, while the U.K. economy, although initially subdued, enjoyed a strong recovery. Continental Europe experienced patchy, though modest growth, which was insufficient to stop a rise in unemployment. The Japanese economy was volatile, with a bullish phase at the outset of the period fading as the year wore on, but eventually succeeded by a re-acceleration towards the end of the reporting period. Growth in the Pacific Rim slowed, though remained strong in absolute terms, while growth in non-Asian emerging markets, particularly in Latin America, accelerated sharply during the year.

The combination of modest economic growth and continued low inflation resulted in positive returns, in local currency returns, from international equities in Europe and the U.K. and several emerging markets, notably in Latin America. However, Japan, still struggling to climb out of its long recession, and Asia Pacific, hampered by rising interest rates and an export slowdown, suffered negative returns. A generally appreciating U.S. dollar adversely impacted returns from most markets with the notable exception being the U.K., where sterling's strength, particularly late in the period, resulted in returns, in U.S. dollar terms, being boosted by more than 10%, to just under 29%. Core Continental European currencies and the yen were both significantly weaker against the dollar, reducing Continental Europe's 35% return, in local currency terms, to just 19% in U.S. dollars. For Japan, a decline of 14% translated into an even steeper fall of over 25%, in U.S. dollar terms. This sharp decline and the adverse currency move limited overall returns in international markets, as measured by the Morgan Stanley Capital International Europe, Australia and Far East Index, to an increase of just 1.5% compared with a 20% return for the Standard & Poor's 500 Composite Stock Price Index. Global bond markets rose 8.3% in local currency terms, but U.S. dollar strength reduced the increase to just under 4%, in U.S. dollar terms.

Looking ahead, 1997 should evidence a year of expansion for most economies, with Asia enjoying a more favorable export performance, Continental Europe responding to the huge monetary stimulus of 1996 and Japan progressing with its recovery, albeit at a slow pace. Earnings growth should not only be positive in all major international markets but faster than that of the U.S. in aggregate. Given the relative significant underperformance of international equities to U.S. equities over the last two years, we are comfortable that, subject to short-term setbacks, international markets are poised to offer the same opportunities that U.S. markets have offered.

Thank you for your continued confidence in the Nations Funds family of funds.

Sincerely,

/s/ A. Max Walker                         /s/ Mark H. Williamson
A. Max Walker                             Mark H. Williamson
President and Chairman of the Board       President, NationsBanc Advisors, Inc.



March 31, 1997

THE NATIONS FUNDS ADVANTAGE

A family of mutual funds provides investors with a number of advantages, including the ability to shift investment assets among funds as their financial objectives or market conditions change. The Nations Funds family of mutual funds includes a broad array of professionally managed domestic and international stock, bond and money market funds advised by NationsBanc Advisors, Inc. The family was designed to accommodate a wide variety of investment objectives across the risk/reward spectrum.


POTENTIAL RETURN

MONEY            SHORTER           INTERMEDIATE       LONGER TERM       BALANCED       EQUITY
MARKET           MATURITY          MATURITY           DOMESTIC          FUNDS          INCOME
FUNDS            BOND FUNDS        BOND FUNDS         AND GLOBAL                       FUNDS
                                                      BOND FUNDS
------           ----------        ----------         -----------       ---------      -------
*Nations         *Nations Short-   *Nations           *Nations Global   *Nations       *Nations
 Prime Fund       Intermediate      Strategic Fixed    Government        Balanced       Equity Income
*Nations          Government        Income Fund        Income Fund       Assets Fund    Fund
 Government       Fund             *Nations           *Nations
 Money Market    *Nations           Intermediate       Diversified
 Fund             Short-Term        Municipal          Income Fund
*Nations          Income Fund       Bond Fund         *Nations
 Treasury Fund   *Nations Short-   *Nations            Government
*Nations Tax      Term Municipal    State-Specific     Securities Fund
 Exempt Fund      Income Fund       Intermediate      *Nations
                                    Municipal          Municipal
                                    Bonds Funds        Income Fund
                                                      *Nations State-                   --------------
                                                       Specific Long-
                                                       Term Municipal
                                                       Bond Funds         ----GROWTH & INCOME--->

--------------------------------CURRENT INCOME -------------------------------->



<------STABILITY---------                                             RISK (VARIABILITY)-->


  For specific information on developing an investment portfolio that will more closely target your investment objectives, contact your investment representative or Nations Fund for fund brochures and prospectuses at
(800) 982-2271.

  The Nations Funds family also includes Nations Equity Index Fund, which seeks to match the performance of the S&P 500 before fees and expenses.


GROWTH        LARGE            SMALLER          INTERNATIONAL   REGION-SPECIFIC
AND INCOME    CAPITALIZATION   CAPITALIZATION   EQUITY FUNDS    INTERNATIONAL
FUNDS         GROWTH FUNDS     GROWTH FUNDS                     FUNDS
----------    --------------   --------------   -------------   ---------------
*Nations      *Nations         *Nations         *Nations        *Nations
 Value Fund    Disciplined      Emerging         International   Emerging
               Equity Fund      Growth Fund      Equity Fund     Markets Fund
              *Nations Capital                                  *Nations
               Growth Fund                                       Pacific Growth
                                                                 Fund


                              ------------- AGGRESSIVE GROWTH ----------------->
-------- GROWTH ------------->



                                SPECIALTY FUNDS
                              MANAGED INDEX FUNDS
                              -------------------
                      Nations Managed SmallCap Index Fund
                           Nations Managed Index Fund

TIME AND DIVERSIFICATION
CAN SMOOTH OUT
MARKET VOLATILITY

During the past two years, many investors have enjoyed some of the most rewarding stock market gains in history. So if you're relatively new to the financial markets, the market fluctuations over recent months may be an unsettling experience.

We can't say with certainty when this period of market volatility may end. But we can say that it's an entirely normal occurrence. In fact, the history of the market shows both periods of growth and periods of downturns. The good news is that downturns are often short-lived, and have historically been followed by renewed growth.

So instead of focusing on the market's daily ups and downs, keep focused on your long-term goals. By staying invested, you won't miss out on the potential for later gains from a market rebound. You may also want to take advantage of these helpful strategies:

- PUT DIVERSIFICATION ON YOUR SIDE. You may lessen the effect of market fluctuations when you maintain a diversified portfolio of stocks, bonds, and cash investments such as money market funds. In addition, mutual funds make it easy to diversify within each asset class. For example, you can add an international fund if your portfolio is largely domestic equities. Or you can spread your fixed-income component across multiple bond funds that emphasize different maturities and credit qualities.

- REBALANCE YOUR ASSETS. Your original investment allocation among stocks, bonds and money market funds may have shifted over time -- for example, with recent gains, you may have a larger percentage of your investments in stocks than you expect. If needed, you should rebalance your allocations in line with your long-term strategy.

- CONSIDER DOWNTURNS A BUYING OPPORTUNITY. By investing regular amounts in a Nations Funds account on a set interval, regardless of the market's direction, you wind up purchasing more shares when the price is low and fewer when the price is high. This strategy, called dollar-cost averaging, may help lessen the impact of market swings by averaging the cost of your shares over time. And, with a systematic investment plan (SIP), you can have a set amount automatically withdrawn from your bank checking or savings account and invested directly into your Nations Funds account on a monthly or quarterly basis.

Please note that dollar-cost averaging does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities, regardless of fluctuating price levels, you should carefully consider your financial ability to continue your purchases through periods of fluctuating price levels.

So remember, if you have a sound long-term investment program, and your short-term needs are being met, your original decisions should still serve you well. Simply by staying patient, you may increase your likelihood of reaching your investment goals. For more information, please call Nations Funds at 1-800-321-7854.

                       NATIONS INTERNATIONAL EQUITY FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     Stephen Watson is Principal Portfolio Manager of Nations International Equity Fund and is the Head of the International and Global Portfolio Team for Gartmore Global Partners, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

PERFORMANCE REVIEW

     For the one-year period ended March 31, 1997, Nations International Equity Fund Investor A Shares provided a total return of 1.08%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Watson shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND STYLE.

     Our overall investment philosophy emphasizes growth at a reasonable price for the selection of regions, countries and stocks. This philosophy implies a combination of good growth company stock selection with active regional and country allocation aimed at strategically overweighting growing markets, while tactically avoiding those with less favorable prospects. We believe this provides the greatest potential for attractive risk-adjusted returns.

PLEASE DESCRIBE THE MARKET CONDITIONS THAT PREVAILED DURING THE REPORTING
PERIOD.

     World markets, with exceptions that included some of the Pacific Rim economies, were characterized by low interest rates, low inflation and a depreciating currency against the U.S. dollar during the year under review. Weak growth, combined with anti-inflationary monetary policies, held back markets in the tiger economies of Asia, although Hong Kong and Malaysia rose strongly over the period, contributing to a strong return for the region as a whole. Continental European markets were also marked by low growth, but an increasingly positive monetary environment as the year progressed helped equity markets deliver above-average returns. The U.K., although at a later stage in the economic cycle, also produced respectable returns. These were enhanced in U.S. dollar terms by strong sterling appreciation during the final quarter. Japan appeared to be at the start of another bull phase at the outset of the period, but concerns about the level of economic growth and tighter fiscal policies dragged the market into extreme negative territory for the period as a whole. Emerging markets, particularly in Latin America, strengthened as economies showed signs of sustained economic growth.

HOW WAS THE FUND POSITIONED OVER THE PERIOD?

     The Fund seeks to provide U.S. investors with well-diversified exposure to international markets, with an orientation toward faster growing economies that, we feel, have the potential for enhanced returns. During the period under review, the Fund held an underweight position in Continental Europe, the U.K., and Japan, and an overweight position in the Pacific Rim and non-Asian emerging markets. The Fund's marginal underperformance, relative to its benchmark, the Morgan Stanley Capital International Europe, Australia and Far East Index, was mainly attributable to being underweight Continental Europe and the U.K. and, within Asia, being overweight in the poorly performing countries of Korea and Thailand.

     In Continental Europe, the Fund moved from a neutral position at the beginning of the year to being underweight more recently because, by most of our valuation measures, equity markets in the region started to look extremely stretched. The Fund remained underweight in the U.K. because of the prospect of tighter monetary policy (an interest rate cut was made in October) and the proximity of an election. The Fund's position in Japan, although underweight, was most likely higher than many other international equity funds, as we were more positive about Japan's longer-term growth prospects than the consensus view. The Fund's exposure to non-Asian emerging markets more than doubled, particularly in the recovering markets of Brazil, Chile and Argentina. Relative to Asia, however, exposure to Latin America remained small.

     Toward the end of 1996, we removed our defensive currency management strategy in favor of the U.S. dollar against the yen, on the view that further substantial yen weakness was unlikely. This was followed by the removal of the Fund's positions against the French and Swiss francs because the dollar had risen beyond our target levels against these currencies.

WHAT COUNTRIES OR REGIONS REPRESENTED WITHIN THE FUND EXHIBITED THE BEST PERFORMANCE AND WHY?

     Continental Europe, the U.K. and the Pacific Rim (ex-Japan) regions delivered the highest returns, in U.S. dollar terms, during the period under review. However, within Asia, performances were varied, with Hong Kong, Malaysia and Taiwan very strong. Hong Kong was boosted by a buoyant property sector and a favorable U.S. interest rate environment, while Malaysia enjoyed good growth, a recovery in the trade account, and strong corporate earnings. In Taiwan, export-oriented stocks were buoyant on the back of an improved outlook for global sales in the coming year. Within Continental Europe, Sweden, Spain and the Netherlands were top performers. Spain's equity market benefited from a strong bond market while both Sweden and the Netherlands benefited from good corporate results. The U.K. market did well in local currency terms, on the back of improving fundamentals and this was augmented, in U.S. dollar terms, as a result of sterling appreciation.

WHAT ARE SOME EXAMPLES OF COMPANIES THAT PERFORMED PARTICULARLY WELL?*

     During the year under review, several of the Fund's holdings produced outstanding returns. In Continental Europe, these included BIC, the French plastic pens, razors and lighter manufacturer; Pinault Printemps, the French retail chain; SGL Carbon, the German maker of specialty graphite products; and ABN Amro, the Dutch bank. Another notable stock was the Swiss pharmaceutical company, Novartis, which resulted from the merger of Ciba-Geigy and Sandoz and has benefited from cost cutting plans following the merger. Strong performers in the U.K. included Barclays Bank, one of the country's leading clearing banks; Enterprise Oil, an exploration and production company, and Zeneca, the pharmaceutical company. In Japan, the leaders included NCR Japan, an electronics and computer manufacturer; Sony, consumer electronics, and TDK, a magnetic tape manufacturer. In Taiwan, the Fund's holding in the Taiwan American Fund has done very well. In Chile, holdings in Enersis and Telecom de Chile have increased in value.

WHAT IS YOUR OUTLOOK FOR ECONOMIC GROWTH GOING FORWARD AND HOW WILL YOU POSITION THE FUND ACCORDINGLY?

     During the coming year, we believe that international markets, in general, are poised for an upturn in economic growth, although the direction of U.S. interest rates could affect the level and sustainability of such a trend, particularly in export-oriented Asian markets. Although growth in Japan is likely to be modest, a positive environment for interest rate-sensitive sectors and exports leads us to be more positive than the consensus view. Accordingly, we may further increase exposure to the market. While growth prospects in the U.K. are strong, official interest rates are likely to be raised shortly after the election in May and the rise in sterling has slowed the growth in export volumes. We will be monitoring the situation in the U.K. closely, although we believe the market has already discounted a further interest rate rise. Continental European equities look expensive on nearly all of our valuation measures, so the Fund is likely to maintain an underweight position.

     The calm reaction to the death of Deng Xiaoping in China added to our confidence regarding the outlook for most Pacific Rim markets, with the notable exception of Thailand, so the Fund is likely to remain overweight the region. We expect non-Asian emerging markets, particularly in Latin America, to continue to grow in response to improved macroeconomic conditions. We begin the year having reached our 5% target exposure to the region and will watch for further developments.

---------------

* Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

NATIONS FUNDS
Nations International Equity Fund

           [PIE CHART]

------------------------------------                              --------------------------------------
   COUNTRY BREAKDOWN AS A % OF                                       TOP TEN PORTFOLIO HOLDINGS AS A
    NET ASSETS AS OF 3/31/97                                         % OF NET ASSETS AS OF 3/31/97
Japan                          23.4%                               1.  Novartis AG                   1.9%
Other                          16.6%                               2.  Roche Holdings AG             1.8
Great Britain                  13.4%                               3.  Zurich Versicherungs          1.4
France                          7.6%                               4.  Telecom Italia Mobile         1.3
Germany                         7.3%                               5.  BIC                           1.2
Switzerland                     6.9%                               6.  TOTAL, "B" Shares ord         1.2
Hong Kong                       6.4%                               7.  Fortis Amev N.V.              1.1
Netherlands                     5.9%                               8.  AXA-UAP                       1.1
Malaysia                        4.0%                               9.  Banco Santander SA ord        1.1
Australia                       3.3%                              10.  Elsevier N.V.                 1.1
Sweden                          2.7%
Singapore                       2.5%

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97         1.08%
Since Inception (06/03/92)
  through 03/31/97          6.63%

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations
International Equity Fund on
June 3, 1992 (inception date).
Figures for the Morgan Stanley
Capital International EAFE
Index ("MSCI EAFE Index"), an
unmanaged index used to
portray the pattern of common
stock price movement in
Europe, Australia and the Far
East, include reinvestment of
dividends.

Measurement Period                                                                Growth of Investment with
  (Quarterly)                                        MSCI EAFE Index              Distributions Reinvested
June 3, 1992                                             10000                            10000
                                                          9526                             9748
                                                          9670                             9508
                                                          9296                             9114
                                                         10411                             9620

May 31, 1993                                             11458                             9932
                                                         12218                            10822
                                                         12323                            11566
                                                         12754                            11458

May 31, 1994                                             13406                            11726
                                                         13419                            12158
                                                         13282                            11821
                                                         13529                            11291

May 31, 1995                                             13628                            11541
                                                         14196                            12370
                                                         14771                            12791

Mar. 31, 1996                                            15197                            13487
                                                         15438                            13707
                                                         15418                            13656
                                                         15664                            13833

Mar. 31, 1997                                            15418                            13633

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations International Equity Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                      0.27%*
Year Ended 03/31/97                      0.77%
Since Inception (06/17/92) through
  03/31/97                               6.58%

*adjusted for maximum contingent deferred sales charge of 0.50% when Investor C Shares are redeemed within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                      0.28%
Since Inception (06/07/93) through
  03/31/97                               7.21%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                      1.32%
Five Years Ended 03/31/97                8.24%
Since Inception (12/02/91) through
  03/31/97                               7.10%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                             (0.66)%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations International Equity Fund from the date each class of shares was first offered. Figures for the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index"), an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East, include reinvestment of dividends.

Each chart assumes the reinvestment of all distributions.

**Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (12/2/91) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This difference in expenses will result in a slight difference in the performance of Primary A and Primary B Shares.

                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                                              INVESTMENT
                                                 WITH
    MEASUREMENT PERIOD         MSCI EAFE     DISTRIBUTIONS
        (QUARTERLY)              INDEX        REINVESTED
JUNE 17, 1992                    10000           10000
                                 10151            9752
                                  9759            9328
                                 10929            9828

MAY 31, 1993                     12028           10120
                                 12826           11012
                                 12937           11734
                                 13389           11613

MAY 31, 1994                     14073           11837
                                 14087           12258
                                 13943           11893
                                 14203           11341

MAY 31, 1995                     14306           11566
                                 14902           12384
                                 15506           12775

MAR. 31, 1996                    15954           13464
                                 16206           13660
                                 16186           13598
                                 16443           13770

MAR. 31, 1997                    16186           13557

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                                              INVESTMENT
                                                 WITH
    MEASUREMENT PERIOD         MSCI EAFE     DISTRIBUTIONS
        (QUARTERLY)              INDEX         REINVESTED
JUNE 7, 1993                     10000           10000
                                 10497           11012
                                 10588           11734
                                 10958           11613

MAY 31, 1994                     11518           11837
                                 11529           12258
                                 11411           11893
                                 11624           11341

MAY 31, 1995                     11708           11566
                                 12196           12384
                                 12690           12775

MAR. 31, 1996                    13057           13464
                                 13263           13660
                                 13247           13598
                                 13457           13770

MAR. 31, 1997                    13247           13567

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                                              INVESTMENT
                                                 WITH
    MEASUREMENT PERIOD         MSCI EAFE     DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
DEC. 2, 1991                     10000           10000
                                 10517           10416
                                  9269            9700

MAY 31, 1992                      9465           10171
                                  9607            9934
                                  9236            9523
                                 10344           10071

MAY 31, 1993                     11384           10393
                                 12139           11338
                                 12244           12114
                                 12672           12023

MAY 31, 1994                     13319           12310
                                 13332           12771
                                 13196           12429
                                 13442           11876

MAY 31, 1995                     13540           12147
                                 14104           13034
                                 14675           13479

MAR. 31, 1996                    15099           14225

JUN. 28, 1996                    15338           14463
                                 15319           14421
                                 15563           14621

MAR. 31, 1997                    15319           14413

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                          NATIONS PACIFIC GROWTH FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     Seok Teoh is Principal Portfolio Manager of Nations Pacific Growth Fund. She has been associated with Gartmore Global Partners, the Fund's investment sub-adviser, since 1990 as the London based manager on its Far East Team.

INVESTMENT OBJECTIVE

     The Fund seeks long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

PERFORMANCE REVIEW

     For the one-year period ended March 31, 1997, Nations Pacific Growth Fund Investor A Shares provided a total return of 1.86%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Ms. Teoh shares her views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

PLEASE DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND STYLE.

     Our overall investment philosophy is best characterized as growth at a reasonable price. This philosophy is applied as appropriate for each specific region or market in which we invest, with input from the overall firm asset allocation process. For the Pacific Basin, this implies a combination of bottom-up stock selection with risk controlled country allocation. Local contacts, fundamental research and seasoned judgment are vital components in capturing attractive issues and regional growth in the Pacific Basin and the Far East.

PLEASE DESCRIBE THE MARKET CONDITIONS THAT PREVAILED DURING THE REPORTING
PERIOD.

     The performance of Asian markets was divided between those that benefited from a benign interest rate environment and resilient economy and those affected by a downturn in global demand, particularly in semiconductors. During the past twelve months, Hong Kong, Indonesia, Taiwan, Malaysia and the Philippines rallied strongly. By contrast, Korea, Thailand and Singapore were weak, depressed by concerns about slowing economic growth, reduced export demand and poor corporate profits. The Thai stock market was also weighed down by worries about the weakness of the finance and securities sector due to the high debt levels in the corporate sector. Mid-capitalization stocks performed well in Malaysia and interest rate sensitive stocks, primarily within the property and banking sectors, outperformed in Hong Kong and Indonesia. In Taiwan, export-oriented stocks were buoyant on the back of an improved outlook for global sales in the coming year.

DID POLITICAL EVENTS IMPACT FUND PERFORMANCE?

     Political events had a minor impact on the performance of stocks in Asia during the period under review, although both the easing of tensions between China and Taiwan at the outset of the period and the calm reaction to Deng Xiaoping's recent death had a positive effect on markets as a whole. In Thailand, a general election in November 1996, precipitated by the collapse of a weak ruling coalition, failed to win an overwhelming mandate from a divided electorate. However, investors were more preoccupied with the potential fallout from bad loans in the finance and securities sector. In Singapore, a general election early in January 1997 resulted in a strong win for the ruling party, the PAP, which won back two out of four opposition seats. The market largely shrugged off the election results as a foregone conclusion.

WHAT THEMES DID THE FUND EMPHASIZE AND WHERE WERE HOLDINGS CONCENTRATED?

     We favored Taiwan during the year ended March 1997. This was largely due to our expectations of a recovery in the earnings of export and trade-oriented companies, such as electronics and shipping stocks. The Fund was well weighted in both sectors. The portfolio was overweight in Hong Kong for most of the period, largely because of the positive outlook for property prices, and this was beneficial to Fund performance. However, by the end of 1996, the valuations of the property sector were looking less attractive. We added to China-related stocks during the course of the past twelve months. This was largely due to our forecasts for a rebound in the Chinese economy spurred by an easing of monetary policy starting mid-1996. The Fund was well weighted in infrastructure-related stocks in Malaysia, Indonesia and the Philippines. These included toll-road operators and construction stocks. The outlook for infrastructure spending over the longer term in these areas remains positive. The Fund was also well weighted in bank stocks in Hong Kong, Malaysia and Indonesia. These stocks are well exposed to capture the high economic growth potential in these economies.

WHAT HOLDINGS WERE MOST BENEFICIAL TO PERFORMANCE AND WHY?*

     A high weighting in property stocks in Hong Kong added to performance. The Fund's core holdings in this sector included Sun Hung Kai Properties and Cheung Kong Holdings. Heavy exposure to bank stocks in Hong Kong, Malaysia and Indonesia also added to performance as this sector outperformed the other sectors in these markets because of good earnings growth. Key investments in the banking sector included HSBC Holdings and Malayan Bank. In Taiwan, the Fund's holding in Siliconware Precision did particularly well.

WHAT IS YOUR OUTLOOK GOING FORWARD AND HOW WILL YOU POSITION THE FUND
ACCORDINGLY?

     In the short-term, Asian markets are likely to be cautious given nervousness after the recent sharp swings in the world's financial markets. The Hong Kong market remains vulnerable to rising U.S. interest rates as the country's currency (Hong Kong dollar) and interest rates are linked to those in the U.S. The Hong Kong property sector is looking less attractive in terms of current valuations. We have reduced exposure to the property sector in favor of utility stocks with steady earnings growth and China-related stocks. The latter should benefit from a continuing rebound in the Chinese economy this year. The Fund continues to be well positioned in infrastructure-related stocks in Malaysia as the earnings growth outlook in this sector remains positive. Taiwan and Korea also look attractive given the potential for a recovery in both economies this year. We would like to add to the Fund's position in these countries on any price weakness, particularly to the Korean market where the Portfolio is currently underweight. We are cautious towards Indonesia ahead of the May elections and towards the Philippines which is beginning to overheat. Thailand is also expected to remain problematic in the face of severe problems in the financial sector and slower growth. Generally, however, we expect export and Gross Domestic Product growth to accelerate across the region in 1997 and valuations to remain relatively cheap.

---------------

* Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio may differ from that of other Nations Funds' portfolio managers.

NATIONS FUNDS
Nations Pacific Growth Fund

---------------------------------------------
   COUNTRY BREAKDOWN AS A % OF
      NET ASSETS AS OF 3/31/97

[PIE CHART]

Hong Kong               34.8%
Malaysia                19.4%
Taiwan                   9.5%
Singapore                9.4%
Indonesia                6.5%
Other                    5.8%
Philippines              4.6%
Thailand                 4.2%
South Korea              3.1%
Australia                2.7%



                                           -------------------------------------
                                              TOP TEN PORTFOLIO HOLDINGS AS A
                                                 % OF NET ASSETS AS OF 3/31/97

                                                                          1. HSBC Holdings plc.                             5.3%
                                                                          2. Hutchison Whampoa Ltd.                         4.3
                                                                          3. Cheung Kong Holdings Ltd.                      3.8
                                                                          4. Taiwan American Fund Ltd.                      3.5
                                                                          5. Sun Hung Kai Properties                        3.0
                                                                          6. Malayan Banking Berhad                         2.4
                                                                          7. Hong Kong Electric Holdings Ltd.               2.2
                                                                          8. Rashid Hussain Berhad                          2.1
                                                                          9. Development & Commercial Bank Holdings
                                                                             Corporation                                    2.1
                                                                         10. Konsortium Perkapalan                          2.0

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97         1.86%
Since Inception (06/30/95)
  through 03/31/97          2.50%

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Pacific
Growth Fund on June 30, 1995
(inception date). The Morgan
Stanley Capital International
Combined Far East (ex-Japan)
Free Index ("MSCI Far East
Index") is an unmanaged,
capitalization-weighted index
that tracks 7 countries and
represents only those
securities that are available
for investment by
international investors; many
issues are still restricted to
domestic investors in certain
Pacific Basin countries.

                     Measurement Period                                                           Growth of Investment with
                        (Quarterly)                                 MSCI Far East Index            Distributions Reinvested
June 30, 1995                                                             10000                            10000

                                                                           9842                             9700

                                                                          10068                             9731

Mar. 31, 1996                                                             11042                            10252

                                                                          11014                            10353

                                                                          10857                            10243

                                                                          11190                            10735

Mar. 31, 1997                                                             10772                            10443

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                      1.07%*
Year Ended 03/31/97                      1.57%
Since Inception (06/30/95) through
  03/31/97                               2.04%

*adjusted for maximum contingent deferred sales charge of 0.50% when Investor C Shares are redeemed within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                      1.18%
Since Inception (06/30/95) through
  03/31/97                               1.75%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                      2.18%
Since Inception (06/30/95) through
  03/31/97                               2.78%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                               0.75%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Pacific Growth Fund from the date each class of shares was first offered. The Morgan Stanley Capital International Combined Far East (ex-Japan) Free Index ("MSCI Far East Index") is an unmanaged, capitalization-weighted index that tracks 7 countries and represents only those securities that are available for investment by international investors; many issues are still restricted to domestic investors in certain Pacific Basin countries.

Each chart assumes the reinvestment of all distributions.

**Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (6/30/95) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This difference in expenses will result in a slight difference in the performance of Primary A and Primary B Shares.

                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                                              INVESTMENT
                                                 WITH
    MEASUREMENT PERIOD       MSCI FAR EAST   DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
JUNE 30, 1995                   10000           10000

                                 9842            9680

                                10068            9690

MAR. 31, 1996                   11042           10200

                                11014           10290

                                10857           10170

                                11190           10650

MAR. 31, 1997                   10772           10360

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                                              INVESTMENT
                                                 WITH
    MEASUREMENT PERIOD       MSCI FAR EAST   DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
JUNE 30, 1995                   10000           10000

                                 9842            9690

                                10068            9698

MAR. 31, 1996                   11042           10188

                                11014           10279

                                10857           10148

                                11190           10609

MAR. 31, 1997                   10772           10309

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                                              INVESTMENT
                                                 WITH
    MEASUREMENT PERIOD       MSCI FAR EAST   DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
JUNE 30, 1995                   10000           10000

                                 9842            9710

                                10068            9745

MAR. 31, 1996                   11042           10266

                                11014           10383

JUNE 28, 1996                   10857           10282

                                11190           10773

MAR. 31, 1997                   10772           10491

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                         NATIONS EMERGING MARKETS FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     Philip Ehrmann is Principal Portfolio Manager of Nations Emerging Markets Fund and is the Head of the Gartmore Emerging Markets Team. Gartmore Global Partners is the investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE

     The Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

PERFORMANCE REVIEW

     For the one-year period ended March 31, 1997, Nations Emerging Markets Fund Investor A Shares provided a total return of 11.74%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Ehrmann shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

PLEASE DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND STYLE.

     Our overall investment philosophy is best characterized as growth at a reasonable price. This philosophy is applied as appropriate for each specific region or market in which we invest, with input from the overall firm asset allocation process. With respect to emerging markets, this implies a combination of bottom-up stock selection with risk controlled country allocation. The integration of active stock selection with country allocation is necessary to optimize the Fund's risk/return characteristics, as emerging markets are fast changing.

     The ability to move freely between markets to take advantage of improving and avoid deteriorating economic fundamentals is important in the pursuit of an active management style. Therefore, emphasis is placed on the larger, more liquid securities available in the markets in which we invest.

PLEASE DESCRIBE THE MARKET CONDITIONS THAT PREVAILED DURING THE REPORTING
PERIOD.

     Emerging markets regained their poise during the year under review after a turbulent period over the previous two years, with the International Finance Corporation Investables Index (IFC Index) rising by 11.4% in U.S. dollar terms. Significantly, Latin America replaced Asia as the best performing region, with notable gains in Brazil and Argentina, as those countries showed signs of substantial, sustained growth while Asia's emerging markets - particularly Korea and Thailand - suffered from a combination of restrictive monetary policies and a decline in export demand. Also worth noting was Mexico, which rose more than the IFC Index, helped by a buoyant export sector and improving fundamentals. Malaysia also made impressive strides, although not rising above the IFC Index, as corporate earnings improved and the economic outlook brightened. Also, the nascent markets of Eastern Europe - Poland and Hungary, in particular - and Russia appreciated sharply in response to international investor interest. In contrast, the South African market fell from grace after two years of outperformance, as interest rates rose in response to excessive consumer borrowing and an embattled currency. India also fell back on profit taking in response to the government's loose monetary policy and failure to deal with subsidies, particularly in the oil industry.

WHAT WERE THE MAJOR EVENTS OF THE LAST TWELVE MONTHS?

     The easing of political tensions between Taiwan and China following the conclusion of Taiwan's first presidential elections coincided with the start of the reporting period, producing a more favorable market environment in Asia, particularly in those countries most dependent on trade with China. This was enhanced by the news that Morgan Stanley Capital International (MSCI) would be re-weighting its Asia regional index to include Taiwan and increase Korea's weighting. China eased its monetary policy, creating a more favorable economic climate for its major Asian trading partners, particularly Hong Kong and Taiwan. However, a fall-off in global demand adversely affected other, more export-sensitive markets such as Korea, Thailand and Singapore.

     In Latin America, Argentina's Finance Minister, Domingo Cavallo, the chief architect of the country's currency stabilization plan, was fired. While this initially unsettled markets in the region, the effects were not long-lasting as his successor continued his policies. Indian shares rallied during the early part of the period following the installation of the United Front coalition government, but the government's subsequent economic policies proved disappointing to the market.

     In South Africa, the rand devaluation that occurred early in the year did not produce the hoped-for stability needed for the Reserve Bank to reverse its tighter monetary policy.

HOW WAS THE PORTFOLIO POSITIONED IN LIGHT OF THESE EVENTS?

     We added to the Fund's position in Taiwan, assuming that a combination of factors -- namely the reduction in tensions with China, the increased MSCI weighting and a historically low valuation -- would increase investor interest. The Fund maintained an overweight position in Korea on the basis that the market would respond to its increased weighting in the benchmark index and the opening of the market to foreigners. However, as the year progressed, exposure was reduced. In Thailand, the Fund moved from an overweight to an underweight position.

     In Latin America, the Fund maintained overweight positions in Brazil and Argentina. The Fund also moved into an overweight position in Chile on the basis that the government's restrictive monetary policies, responsible fiscal policies and a stable currency would lead to increased investor interest. In South Africa, the Fund maintained an underweight position, while in India, the portfolio was overweight, although profits were taken as opportunities presented themselves.

WHERE DID THE FUND INVEST MOST HEAVILY?*

     The Fund was most heavily invested in Brazil (14.8%). Other large positions included Malaysia (13%) and Hong Kong/Taiwan/China (10.4%). On a regional basis, the Fund was about equally positioned between Latin America and Asia, with lesser amounts in South Africa, India, Eastern European markets and the Middle East (Egypt and Israel).

WHAT COUNTRIES AND SECURITIES HOLDINGS WERE MOST BENEFICIAL TO FUND PERFORMANCE OVER THE LAST TWELVE MONTHS?**

     Four markets in which the Fund held positions stood out in terms of performance over the last twelve months. Significantly, three of them are in Latin America -- Brazil and Argentina, with Mexico also performing well although the Fund was slightly underweight. The fourth, Taiwan, surged over the last twelve months as improved monetary and political conditions, in relation to the Republic's dealings with China, have been reflected in asset prices. Greece and Portugal, in which the Fund has relatively smaller holdings, also rose strongly.

     In terms of individual holdings, it should be noted that, until recently, the Fund's exposure to Taiwan was entirely through the medium of closed-end country funds. In contrast, the performance garnered from Latin America was driven by the Fund's core equity holdings. In Brazil, the likely beneficiaries of the ongoing privatization process have stood out, with Petrobras, Electrobras and Telebras -- all market heavyweights in terms of capitalization -- performing particularly well. In Mexico, the drivers of performance were less concentrated with Alfa, an industrial conglomerate, being matched by Modelo, a brewer, both of which the Fund held. Elsewhere across emerging markets, value was added in Malaysia via the holding in Konsortium Perkapal, in Portugal, Portugal Telecom, following its sharp appreciation, and in China, Guangdong Investments, which rose, reflecting an improved tone in China.

WHAT IS YOUR OUTLOOK GOING FORWARD AND HOW WILL YOU POSITION THE FUND
ACCORDINGLY?

     Emerging markets should perform relatively well in an environment where U.S. interest rates remain modest. Within Asia, China's stimulative monetary policies should exert a positive influence over the region, although recoveries in the Korean and Thai markets will probably be delayed until their trade accounts improve. In Latin America, growth in industrial production and corporate earnings should remain strong in Argentina, Brazil and Mexico. Chile should also feature prominently during the coming year as the Chilean Central Bank begins to reverse its tight monetary policy. South Africa could see some improvement as there are signs of lower inflation which could lead to a decline in interest rates. India also shows some hopeful signs given the government's recent business friendly budget, although its loose monetary policy and failure to deal with subsidies continue to be a concern.

     Looking ahead, we believe that Latin American markets are approaching a point at which they will need to consolidate before making further progress. Accordingly, we will be looking to take profits selectively while maintaining the Fund's current overweight position in the region.

---------------

 * Percentages as of March 31, 1997.
** Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

NATIONS FUNDS
Nations Emerging Markets Fund

               [PIE CHART]
  ----------------------------------------                                     -------------------------------------
       COUNTRY BREAKDOWN AS A % OF                                                 TOP TEN PORTFOLIO HOLDINGS AS A
         NET ASSETS AS OF 3/31/97                                                   % OF NET ASSETS AS OF 3/31/97
Other                                    30.6%                            1. East European Development Fund                3.2%
Brazil                                   14.8%                            2. Telebras, ADR                                 2.6
Malaysia                                 13.0%                            3. Petroleo Brasileiros NPV, preferred stock     2.0
Mexico                                    9.3%                            4. Tenaga Nasional Berhad                        1.8
South Africa                              8.0%                            5. United Engineers (Malaysia) Berhad            1.8
India                                     6.1%                            6. Taiwan Index Fund                             1.8
Chile                                     5.2%                            7. Formosa Fund, IDR                             1.7
Hong Kong                                 4.9%                            8. Malayan Banking Berhad                        1.7
Argentina                                 4.4%                            9. CEMIG Companhia, New, ADR                     1.6
Portugal                                  3.7%                           10. Portugal Telecommunications, ADR              1.6

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97        11.74%
Since Inception (06/30/95)
  through 03/31/97          8.49%

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Emerging
Markets Fund on June 30, 1995
(inception date). The IFC
Investables Index ("IFC
Index") is an unmanaged index
which includes over 1,100
stocks representing 27 stock
markets in developing
countries and reflects the
accessibility of markets and
individual stocks for foreign
ownership.

                     Measurement Period                                                           Growth of Investment with
                       (Quarterly)                                       IFC Index                 Distributions Reinvested
June 30, 1995                                                              10000                            10000
                                                                            9966                             9870
                                                                            9874                             9770

Mar. 31, 1996                                                              10619                            10320
                                                                           11071                            10737
                                                                           10828                            10376
                                                                           10799                            10600

Mar. 31, 1997                                                              11829                            11532

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
------------------------------------------------
Year Ended 03/31/97                       10.84%*
Year Ended 03/31/97                       11.34%
Since Inception (06/30/95) through
  03/31/97                                 7.96%

*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed within
 one year of purchase

INVESTOR N SHARES
------------------------------------------------
Year Ended 03/31/97                       10.88%
Since Inception (06/30/95) through
  03/31/97                                 7.65%

PRIMARY A SHARES
------------------------------------------------
Year Ended 03/31/97                       11.97%
Since Inception (06/30/95) through
  03/31/97                                 8.74%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
------------------------------------------------
Since Inception (06/28/96) through
  03/31/97                                 7.34%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Emerging Markets Fund from the date each class of shares was first offered. The IFC Investables Index ("IFC Index") is an unmanaged index which includes over 1,100 stocks representing 27 stock markets in developing countries and reflects the accessibility of markets and individual stocks for foreign ownership.

Each chart assumes the reinvestment of all distributions.

**Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (6/30/95) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This difference in expenses will result in a slight difference in the performance of Primary A and Primary B Shares.

                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                        GROWTH OF
                                       INVESTMENT
                                          WITH
  MEASUREMENT PERIOD                   DISTRIBUTIONS
      (QUARTERLY)         IFC INDEX    REINVESTED
JUNE 30, 1995               10000         10000

                             9966          9850

                             9874          9730

MAR. 31, 1996               10619         10270

                            11071         10670

                            10828         10310

                            10799         10517

MAR. 31, 1997               11829         11434

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                                        GROWTH OF
                                       INVESTMENT
                                          WITH
  MEASUREMENT PERIOD                   DISTRIBUTIONS
      (QUARTERLY)         IFC INDEX    REINVESTED
JUNE 30, 1995               10000         10000

                             9966          9850

                             9874          9730

MAR. 31, 1996               10619         10260

                            11071         10650

                            10828         10280

                            10799         10471

MAR. 31, 1997               11829         11377

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                        GROWTH OF
                                       INVESTMENT
                                          WITH
  MEASUREMENT PERIOD                   DISTRIBUTIONS
      (QUARTERLY)         IFC INDEX    REINVESTED
JUNE 30, 1995               10000         10000

                             9966          9880

                             9874          9782

MAR. 31, 1996               10619         10342

                            11071         10761

                            10828         10410

                            10799         10636

MAR. 31, 1997               11829         11580

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                     NATIONS GLOBAL GOVERNMENT INCOME FUND
                           PERFORMANCE AND COMMENTARY

PORTFOLIO MANAGER

     Mark Rimmer is Principal Portfolio Manager of Nations Global Government Income Fund. He has been associated with Gartmore Global Partners, the Fund's investment sub-adviser, since 1990, as an International Fixed Income Fund Manager.

INVESTMENT OBJECTIVE

     The Fund seeks total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.

PERFORMANCE REVIEW

     For the one-year period ended March 31, 1997, Nations Global Government Income Fund Investor A Shares provided a total return of 3.99%.

PORTFOLIO MANAGER COMMENTARY

     In the following interview, Mr. Rimmer shares his views on financial market conditions and Fund performance for the one-year period ended March 31, 1997.

BRIEFLY DESCRIBE YOUR FIXED INCOME INVESTMENT PHILOSOPHY AND STYLE.

     Our investment philosophy for active fixed income management is founded upon the belief that the analysis of longer term economic trends is the key to successful fixed income investment management rather than relying on short-term tactical models or specific issue selection through credit analysis. Therefore, our investment process is top-down, macroeconomic driven and strategic in nature, relying primarily on investment in very high credit quality fixed income securities with the objective of adding value through correct identification of interest rate and currency trends across global markets.

PLEASE DESCRIBE MARKET CONDITIONS THAT PREVAILED DURING THE REPORTING PERIOD.

     Over the last twelve months, global bond yields moved lower in the majority of countries, with the notable exception of the U.S. where yields were marginally higher. In local currency terms, global bond markets provided attractive returns, but when expressed in U.S. dollar terms, returns were reduced because of the effect of dollar appreciation against the majority of overseas currencies. The U.S. bond market was volatile over the period, with the yield on the long bond initially rising to 7.2%, as economic growth remained firm, then declining in the latter part of last year to 6.3%, as there were few signs of inflationary pressures. In the last month of the reporting period, the yield rose again to 7.0% after the federal funds rate was raised by 0.25% to 5.5%, with accompanying hints of further rises to come. The best-performing bond market, in U.S. dollar terms, was the U.K., primarily due to the strength of sterling against the dollar. European bond yields trended lower as their economies remained weak. With the exception of the high-yielding markets, which performed well on expectations that European Monetary Union (EMU) would occur as planned in 1999, returns from European bond markets to U.S. investors were negative as the dollar appreciated sharply against most European currencies. Japanese bonds also had a negative return over the period due to the sharp rise in the U.S. dollar versus the yen.

WHERE WERE FUND HOLDINGS CONCENTRATED AND WHY?*

     The Fund initially had an overweight position in the high-yielding European bond markets on the basis of expectations that EMU would occur in January 1999, and that countries such as Spain, and to a lesser extent Italy, would

---------------

* Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook. Also, the outlook of this Fund's portfolio manager may differ from that of other Nations Funds' portfolio managers.

be able to join in 1999 or at least soon afterward. Italy and Spain made substantial progress toward meeting the Maastricht criteria by reducing their budget deficits toward the target level of 3% of Gross Domestic Product (GDP). Toward the middle of the period, however, we took the view that these markets had, if anything, become too optimistic on EMU hopes as yields had converged sharply to those of Germany. Accordingly, we took advantage of rising prices to sharply reduce non-core holdings. Proceeds were switched into the 'core' bond markets, particularly Germany, primarily in longer-maturity bonds because of the prospect of weak growth in Europe.

     The Fund maintained an overweight position in the Canadian and Australian bond markets, as yields in both of these markets were well above those of the U.S., and looked set to converge toward U.S. levels. Although the Fund had an overweight position in the U.S. dollar, as it appeared positioned to appreciate against most overseas currencies, the Fund was underweight the U.S. bond market on the basis that the outlook for firm growth would put upward pressure on interest rates. The Fund was very underweight Japanese bonds for the majority of the period, although more recently, exposure has been increased in Japan.

WHICH POSITIONS HAD THE MOST IMPACT ON PERFORMANCE?

     The overweighting in Australia and Canada was a strong positive, as was the underweighting in Japan, as the yen weakened substantially against the U.S. dollar over the period. The Fund was well positioned in shorter-maturity dollar bonds as U.S. yields rose in the early part of last year, although the average maturity of the dollar bonds was not increased sufficiently to benefit fully from the fall in U.S. yields toward the end of last year. The initial overweight position in the high-yielding European markets benefited the Fund. The strategy of overweighting the U.S. dollar bloc was successful in limiting some of the negative impact of the rise in the U.S. dollar against overseas currencies.

WHAT IS YOUR OUTLOOK AND HOW WILL YOU POSITION THE FUND ACCORDINGLY?

     With the increase in U.S. short-term interest rates in March, we believe that U.S. bonds may now represent fair value and, given the increase in U.S. long-maturity bond yields toward the 7.00% level, the threat of a further interest rate increase could already be discounted. It is, therefore, likely that exposure to U.S. bonds will be increased at these higher yield levels, although we do not foresee increasing exposure to the dollar on a currency basis because we believe that the bulk of the dollar's appreciation against overseas currencies has already occurred. In Europe, the low level of short-term interest rates and the fall in the European currencies should prove to be stimulative, which could put their bond markets under pressure. The Fund is now defensively positioned in core European bond markets, and the underweight stance in the high-yielding markets will be maintained, at least for the short-term. The Fund remains overweight in Australia and Canada, and this position will be maintained for now as these currencies have the potential to appreciate against the U.S. dollar. The Fund has shifted to a slightly overweight position in short-maturity Japanese bonds based on our view that the yen will appreciate against the dollar in the months ahead as the Japanese economy finally recovers and the Japanese trade surplus increases.

NATIONS FUNDS
Nations Global Government Income Fund

---------------------------------------------
   PORTFOLIO BREAKDOWN AS A % OF
      NET ASSETS AS OF 3/31/97

[PIE CHART]

Other Foreign Bonds and Notes,
  U.S. Treasury Obligations and
  Net Other Assets and Liabilities              26.1%
Germany                                         16.1%
Canada                                          10.9%
Denmark                                          9.2%
Japan                                            8.8%
Great Britain                                    7.6%
Supranational                                    7.6%
Belgium                                          5.0%
Australia                                        4.9%
Netherlands                                      3.8%

                                           -------------------------------------
                                              TOP TEN PORTFOLIO HOLDINGS AS A
                                                 % OF NET ASSETS AS OF 3/31/97

                                                                          1. Federal Republic of Germany, 5.125% 11/21/00   5.7%
                                                                          2. Federal Republic of Germany, 6.500% 10/14/05   4.9
                                                                          3. Government of Australia, 7.500% 07/15/05       4.9
                                                                          4. Kingdom of Denmark, 6.000% 12/10/99            4.7
                                                                          5. Kansai Electric Power Company Inc.,
                                                                             7.250% 09/25/06                                4.6
                                                                          6. Glaxo Wellcome plc, 6.750% 05/31/00            4.5
                                                                          7. Kingdom of Denmark, 7.000% 12/15/04            4.5
                                                                          8. U.S. Treasury Note, 6.500% 10/15/06            4.5
                                                                          9. Export-Import Bank of Japan, 4.375% 10/01/03   4.2
                                                                         10. Government of Canada, 8.500% 03/01/00          4.1

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON - INVESTOR A SHARES AS OF 3/31/97

AVERAGE ANNUAL TOTAL RETURN
INVESTOR A SHARES
---------------------------------
Year Ended 03/31/97         3.99%
Since Inception (06/30/95)
  through 03/31/97          5.06%

The chart to the right shows
the growth in value of a
hypothetical $10,000
investment in Investor A
Shares of Nations Global
Government Income Fund on June
30, 1995 (inception date). The
JP Morgan Global Government
Bond Index ("JP Morgan Index")
is an unmanaged,
capitalization-weighted index
that tracks government bonds
issued in 13 countries located
in the United States, Europe
and the Far East.

                     Measurement Period                                                           Growth of Investment with
                        (Quarterly)                                   JP Morgan Index              Distributions Reinvested
June 30, 1995                                                               10000                            10000
                                                                             9988                            10163
                                                                            10325                            10623

Mar. 31, 1996                                                               10143                            10484
                                                                            10205                            10681
                                                                            10493                            11033
                                                                            10779                            11337

Mar. 31, 1997                                                               10357                            10902

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Portfolio characteristics and outlook were current as of March 31, 1997, are subject to change and may not be representative of current characteristics and outlook.

NATIONS FUNDS
Nations Global Government Income Fund
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON - INVESTOR C, INVESTOR N, PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

AVERAGE ANNUAL TOTAL RETURNS

INVESTOR C SHARES
----------------------------------------------
Year Ended 03/31/97                      3.24%*
Year Ended 03/31/97                      3.73%
Since Inception (06/30/95) through
  03/31/97                               4.66%

*adjusted for maximum contingent
 deferred sales charge of 0.50% when
 Investor C Shares are redeemed
 within one year of purchase

INVESTOR N SHARES
----------------------------------------------
Year Ended 03/31/97                      3.22%
Since Inception (06/30/95) through
  03/31/97                               4.29%

PRIMARY A SHARES
----------------------------------------------
Year Ended 03/31/97                      4.25%
Since Inception (06/30/95) through
  03/31/97                               5.32%

AGGREGATE TOTAL RETURN

PRIMARY B SHARES**
----------------------------------------------
Since Inception (06/28/96) through
  03/31/97                               1.93%

The charts to the right show the growth in value of a hypothetical $10,000 investment in Investor C, Investor N, Primary A and Primary B Shares of Nations Global Government Income Fund from the date each class of shares was first offered. The JP Morgan Global Government Bond Index ("JP Morgan Index") is an unmanaged, capitalization-weighted index that tracks government bonds issued in 13 countries located in the United States, Europe and the Far East.

Each chart assumes the reinvestment of all distributions.

**Please note that the performance shown for Primary B Shares includes the performance for Primary A Shares from their date of inception (6/30/95) through 6/28/96, plus the performance for Primary B Shares from their date of inception (6/28/96) through 3/31/97. The expense structures for Primary A and Primary B Shares are similar, except that Primary B Shares are subject to a shareholder servicing fee of up to 60 basis points. This difference in expenses will result in a slight difference in the performance of Primary A and Primary B Shares.

                            PERFORMANCE COMPARISONS

                     INVESTOR C SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                                              INVESTMENT
                                                 WITH
    MEASUREMENT PERIOD         JP MORGAN     DISTRIBUTIONS
       (QUARTERLY)               INDEX        REINVESTED
JUNE 30, 1995                   10000           10000
                                 9988           10146
                                10325           10586

MAR. 31, 1996                   10143           10440
                                10205           10630
                                10493           10974
                                10779           11269

MAR. 31, 1997                   10357           10830

                     INVESTOR N SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                                              INVESTMENT
                                                 WITH
    MEASUREMENT PERIOD         JP MORGAN     DISTRIBUTIONS
        (QUARTERLY)              INDEX        REINVESTED
JUNE 30, 1995                    10000           10000
                                  9988           10146
                                 10325           10586

MAR. 31, 1996                    10143           10427
                                 10205           10603
                                 10493           10933
                                 10779           11213

MAR. 31, 1997                    10357           10763

              PRIMARY A AND PRIMARY B SHARES AS OF MARCH 31, 1997

                                               GROWTH OF
                                              INVESTMENT
                                                 WITH
    MEASUREMENT PERIOD         JP MORGAN     DISTRIBUTIONS
         (QUARTERLY)             INDEX        REINVESTED
JUNE 30, 1995                    10000           10000
                                  9988           10169
                                 10325           10636

MAR. 31, 1996                    10143           10503
                                 10205           10707
                                 10493           11067
                                 10779           11379

MAR. 31, 1997                    10357           10949

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Average annual and aggregate total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

NATIONS FUNDS
Nations International Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
--------------------------------------------------------------
COMMON STOCKS -- 96.0%
             ARGENTINA -- 0.5%
   220,000   Perez Compac, ADR..................   $  3,401,710
    55,000   Y.P.F Sociedad Anonima, ADR........      1,457,500
                                                   ------------
                                                      4,859,210
                                                   ------------
             AUSTRALIA -- 3.3%
   750,000   Australia & New Zealand Bank Group
               Ltd. ............................      4,750,735
   350,000   Broken Hill Property...............      4,664,501
   365,500   CRA Ltd. ..........................      5,404,025
 3,000,000   Fosters Brewing Group..............      6,208,882
   300,000   National Australia Bank Ltd. ord...      3,798,236
 1,100,000   News Corporation Ltd. .............      5,130,951
   600,000   WMC Ltd. ..........................      3,791,182
                                                   ------------
                                                     33,748,512
                                                   ------------
             BELGIUM -- 0.8%
    22,000   Generale de Banque NPV.............      8,633,721
                                                   ------------
             BRAZIL -- 1.9%
   190,000   Aracruz Celulose SA, ADR...........      3,467,500
    60,000   CEMIG Companhia, New, ADR..........      2,541,000
   135,000   Companhia Brasileira de
               Distribuicao Grupo Pao de Acucar,
               GDS..............................      2,936,250
   250,000   Companhia Cervejaria Brahma, ADR...      3,375,000
    37,000   Telebras, ADR......................      3,787,875
   300,000   Usiminas Siderurgicas de Minas
               Gerais SA, ADR...................      3,442,500
                                                   ------------
                                                     19,550,125
                                                   ------------
             CHILE -- 0.7%
   106,250   Cia de Telecomunicaciones de Chile
               SA, ADR..........................      3,054,688
   150,000   Enersis SA, ADR....................      4,762,500
                                                   ------------
                                                      7,817,188
                                                   ------------
             FRANCE -- 7.6%
   175,000   AXA-UAP............................     11,604,328
    80,000   BIC................................     12,182,741
    17,000   Carrefour..........................     10,570,310
    66,202   Compagnie de Saint-Gobain..........     10,046,150
    32,000   LVMH Moet Hennessy.................      7,785,555
    17,700   Pinault-Printemps-Redoute SA.......      7,629,175
   110,000   Schneider SA.......................      6,308,665
   140,000   TOTAL, "B" Shares ord..............     12,141,063
                                                   ------------
                                                     78,267,987
                                                   ------------
             GERMANY -- 6.6%
   250,000   Bayer AG...........................     10,406,358
   110,000   Daimler-Benz AG....................      8,801,320
    70,000   Fresenius Medical Care AG..........      6,713,450
   200,000   Hoechst AG.........................      8,103,164
   350,000   Lufthansa AG.......................      5,069,726
    13,000   Mannesmann AG......................      4,974,659
   195,000   RWE AG.............................      8,707,602
    30,000   SGL Carbon AG......................      4,120,558
   200,000   Veba AG............................     11,330,034
                                                   ------------
                                                     68,226,871
                                                   ------------
             GREAT BRITAIN -- 13.4%
   466,667   Argos ord..........................      5,193,895
   340,000   Barclays plc ord...................      5,711,146
   475,000   Bass ord...........................      6,365,071
   425,000   BOC Group plc......................      6,684,446
   600,000   BPB Industries ord.................      3,301,916
   480,000   British Airport Authority ord......      4,059,036
   325,000   British Land Company plc ord.......      2,898,020
   657,566   British Petroleum Company ord......      7,643,110
   800,000   British Telecommunications ord.....      5,863,491
   375,000   Cable & Wireless ord...............      3,044,647
   800,000   Electra Investment Trust plc ord...      6,133,304
   500,000   E.M.A.P. ord.......................      6,379,261
   350,000   Enterprise Oil ord.................      3,737,071
 1,000,000   Fleming Mercantile Investment Trust
               plc ord..........................      6,185,950
   490,000   General Accident plc ord...........      6,594,289
   160,000   Glaxo Wellcome plc ord.............      2,938,985
   400,000   Granada Group plc ord..............      6,037,882
   150,000   Kingfisher ord.....................      1,728,693
   110,000   Land Securities plc ord............      1,399,818
   550,000   Marks & Spencer ord................      4,411,191
   500,000   Provident Financial plc ord........      4,614,785
   550,000   Reuters Holdings ord...............      5,601,082
 1,500,000   Rolls Royce plc ord................      5,626,582
   175,000   Scottish & Newcastle Breweries
               ord..............................      1,947,711
   275,000   Siebe plc..........................      4,644,193
   407,600   Smithkline Beecham "A" ord.........      6,055,368
   437,252   United Utilities ord...............      4,517,623
   700,000   Vodafone Group plc ord.............      3,207,317
   300,000   Wolseley ord.......................      2,425,847
   100,000   Zeneca Group plc ord...............      2,899,665
                                                   ------------
                                                    137,851,395
                                                   ------------
             HONG KONG -- 6.4%
   800,000   Cheung Kong Holdings Ltd. .........      7,046,343
 1,800,000   China Light & Power................      7,921,329
 1,300,000   Citic Pacific Ltd. ................      6,442,371
 1,500,000   Dao Heng Bank Group................      6,852,762
 1,650,000   Hong Kong Land Holdings............      3,828,000
 2,550,000   Hong Kong Telecommunications.......      4,360,409
   200,000   HSBC Holdings plc..................      4,645,941
   800,000   Hutchison Whampoa Ltd. ............      6,013,912
   375,000   Jardine Matheson Holdings..........      2,175,000
   610,000   Jardine Strategic Holdings.........      2,110,600
   550,000   Sun Hung Kai Properties............      5,820,331
   625,000   Swire Pacific, "A" Shares..........      4,920,180
   900,000   Wharf (Holdings) Ltd...............      3,443,804
                                                   ------------
                                                     65,580,982
                                                   ------------
             INDIA -- 0.3%
    95,000   Reliance Industries Ltd., GDS+++...      1,710,000
    42,500   State Bank of India, GDR+++........        958,375
                                                   ------------
                                                      2,668,375
                                                   ------------
             INDONESIA -- 0.7%
 1,600,000   Bank Negara Indonesia, Alien
               Shares+..........................        916,285
   150,000   Hanjaya Mandala Sampoerna, Alien
               Shares...........................        702,832
   190,000   PT Indonesian Satellite, ADR, "B"
               Class............................      5,082,500
                                                   ------------
                                                      6,701,617
                                                   ------------
             IRELAND -- 0.7%
   770,000   Bank of Ireland....................      7,695,832
                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             ITALY -- 2.5%
   750,000   Ente Nazionale Idrocarburi Spa.....   $  3,812,416
    70,700   Gucci Group........................      5,099,238
 1,700,000   Telecom Italia.....................      4,251,912
 4,500,000   Telecom Italia Mobile..............     12,955,466
                                                   ------------
                                                     26,119,032
                                                   ------------
             JAPAN -- 22.3%
   120,000   Asatsu Inc.........................      3,114,741
    40,000   Autobacs Seven Company.............      2,393,466
   300,300   Canon Sales Company................      5,949,179
   350,000   Dai-ichi Kangyo Bank...............      3,707,447
       750   DDI Corporation....................      4,736,395
   125,000   Dia Kensetsu Company Ltd. .........      1,091,615
   430,000   Fuji Bank Ltd. ....................      4,972,103
   750,000   Fujitsu Ltd. ......................      7,641,303
   500,000   Hitachi Ltd. ......................      4,447,319
 1,000,000   Itochu Corporation.................      4,900,137
   110,000   Ito-Yokado Company.................      4,892,051
   110,000   Mandom Corporation.................      1,040,673
   550,000   Matsushita Electric Industrial
               Company Ltd......................      8,583,327
   575,000   Matsushita Electric Works..........      5,253,902
   125,000   Mitsuba Corporation................      1,162,368
   700,000   Mitsubishi Electric Corporation....      3,933,856
   575,000   Mitsubishi Estate Company..........      6,137,301
   840,000   Mitsubishi Heavy Industries........      5,467,777
   865,000   Mitsui Fudosan Company.............      8,952,858
    90,000   Miura Company......................      1,077,060
   680,000   NCR Japan Ltd. ....................      5,196,086
    70,000   Nichiei Company Ltd. ..............      5,433,816
   800,000   Nippon Express Company Ltd.........      5,330,315
   200,000   Nippon Hi-Pack Company.............        798,900
 1,450,000   Nippon Sanso.......................      4,748,524
 2,500,000   Nippon Steel.......................      6,873,130
     1,000   Nippon Telephone & Telegraph
               Corporation......................      7,042,937
   355,000   Nomura Securities Company..........      3,932,643
 1,150,000   NTN Corporation....................      5,356,190
       150   NTT Data Communications Systems
               Company..........................      3,990,458
   665,000   OJI Paper Company (New)............      3,350,004
   700,000   Ricoh Company......................      7,980,917
   180,000   Sankyo Company Ltd. ...............      4,963,209
   400,000   Sekisui House......................      3,913,641
   425,000   Shimizu Construction Company.......      2,354,047
   410,000   Shiseido Company Ltd. .............      5,304,439
   510,000   Shizuoka Bank......................      4,453,788
   150,000   Shochiku Company...................      1,237,163
   150,000   Sony Corporation...................     10,491,631
   550,000   Sumitomo Electric Industries.......      7,471,497
   130,000   TDK Corporation....................      8,935,069
   900,000   Teijin Ltd. .......................      3,442,225
   200,000   Tokio Marine & Fire Insurance
               Company..........................      2,037,681
   475,000   Tokyo Broadcasting Systems Inc. ...      6,759,926
   225,000   Tokyo Electric Power Company.......      4,093,555
   350,000   Tostem Corporation.................      8,037,519
   180,000   Toyota Motor Corporation...........      4,555,672
   250,000   Yamaha Motor Company...............      2,203,445
                                                   ------------
                                                    229,743,305
                                                   ------------
             MALAYSIA -- 4.0%
   499,900   Genting Berhad.....................      3,388,811
 1,297,000   Land & General Berhad..............      2,407,425
   600,000   Malayan Banking Berhad.............      6,839,504
 2,350,000   Malaysian Resources................      8,439,423
   700,000   Perusahaan Otomobil Berhad.........      4,434,581
   450,000   Resorts World Berhad...............      1,924,745
   350,000   Telekom Malaysia Berhad............      2,725,714
   750,000   Tenaga Nasional Berhad.............      3,661,858
   800,000   United Engineers (Malaysia)
               Berhad...........................      6,972,661
                                                   ------------
                                                     40,794,722
                                                   ------------
             MEXICO -- 1.3%
   400,000   Carso Global Telecom, ADR+.........      2,452,000
 3,000,000   Cifra SA de CV, Class E, ADR.......      4,155,000
   150,000   Empresas ICA SA de CV, ADR+........      2,381,250
   380,000   Grupo Carso SA de CV, ADR++........      4,512,500
                                                   ------------
                                                     13,500,750
                                                   ------------
             NETHERLANDS -- 5.9%
   165,000   ABN Amro Holding N.V. .............     11,349,276
    50,000   Akzo Nobel N.V. ...................      7,182,276
   700,000   Elsevier N.V. .....................     11,383,935
   300,000   Fortis Amev N.V. ..................     11,693,194
    50,000   Royal Dutch Petroleum..............      9,080,487
    80,000   Wolters Kluwer.....................      9,636,087
                                                   ------------
                                                     60,325,255
                                                   ------------
             PERU -- 0.2%
   100,000   Telefonica del Peru SA, Class B,
               ADR..............................      2,225,000
                                                   ------------
             PHILIPPINES -- 0.6%
   100,000   Philippine Long Distance Telephone
               Company, ADR.....................      5,987,500
                                                   ------------
             PORTUGAL -- 0.4%
    55,000   Cimpor-Cimentos de Portugal, SGPS,
               SA...............................      1,148,088
    70,000   Portugal Telecom SA................      2,607,205
                                                   ------------
                                                      3,755,293
                                                   ------------
             SINGAPORE -- 2.5%
   500,000   Development Bank of Singapore,
               Alien Shares.....................      5,815,161
   700,000   Keppel Corporation.................      4,409,830
   900,000   Keppel Land Ltd.+..................      2,778,816
   363,000   Overseas Chinese Banking
               Corporation, Alien Shares........      4,322,326
   300,000   Singapore Airlines International,
               Alien Shares.....................      2,409,138
   252,000   Singapore Press Holdings, Alien
               Shares...........................      4,588,162
 1,160,000   United Overseas Land...............      1,806,854
                                                   ------------
                                                     26,130,287
                                                   ------------
             SOUTH KOREA -- 0.9%
    72,246   Hyundai Engineering and
               Construction Company.............      1,492,521
    70,000   Korea Electric Power Corporation...      2,032,384
   400,000   Korea First Bank...................      1,630,374
    95,000   LG Electronics Inc. ...............      1,103,294
    45,548   Samsung Corporation,  1/2
               Non-Voting Shares, GDS+..........        931,457
       828   Samsung Electronics Ltd.+..........         55,385

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                      VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
             SOUTH KOREA -- (CONTINUED)
     2,740   Shinhan Bank.......................   $     32,739
   137,853   Yukong Ltd. .......................      2,463,035
                                                   ------------
                                                      9,741,189
                                                   ------------
             SPAIN -- 1.9%
   165,000   Banco Santander SA ord.............     11,387,365
   450,000   Centros Comerciales Pryca..........      8,440,984
                                                   ------------
                                                     19,828,349
                                                   ------------
             SWEDEN -- 2.7%
   400,000   Atlas Copco AB "B".................     10,031,514
   285,000   Ericsson (L.M.) Telephone Company,
               Class B..........................     10,059,380
   275,000   Sandvik AB "B".....................      7,298,059
                                                   ------------
                                                     27,388,953
                                                   ------------
             SWITZERLAND -- 6.9%
     6,500   ABB AG.............................      7,814,455
     8,750   Nestle SA..........................     10,245,830
    15,573   Novartis AG........................     19,328,268
     2,200   Roche Holdings AG..................     19,026,407
    45,000   Zurich Versicherungs ord...........     14,166,088
                                                   ------------
                                                     70,581,048
                                                   ------------
             TAIWAN -- 0.2%
   109,000   Evergreen Marine Corporation,
               GDR+.............................      2,024,675
                                                   ------------
             THAILAND -- 0.8%
   350,000   Advanced Information Services
               Public Company Ltd., Alien
               Shares...........................      2,993,643
   225,000   Bangkok Bank Public Company Ltd.,
               Alien Shares.....................      2,184,550
   485,000   Thai Farmers Bank Public Company
               Ltd., Alien Shares...............      3,157,966
   337,500   Thai Telephone &
               Telecommunications, Alien
               Shares+..........................        282,821
                                                   ------------
                                                      8,618,980
                                                   ------------
             TOTAL COMMON STOCKS
               (Cost $893,168,513)..............    988,366,153
                                                   ============
  PRINCIPAL
   AMOUNT
-------------
CONVERTIBLE BONDS -- 1.3%
                JAPAN -- 1.1%
USD 6,000,000   MBL International Finance
                  Bermuda,
                  3.000% 11/30/02...............      6,157,500
JPY600,000,000  Sumitomo Bank International
                  Finance,
                  0.750% 05/31/01...............      5,094,211
                                                   ------------
                                                     11,251,711
                                                   ------------
                TAIWAN -- 0.2%
 USD  875,000   United Microelectronics,
                  1.250% 06/08/04...............      1,485,313
                                                   ------------
                TOTAL CONVERTIBLE BONDS (Cost
                  $13,170,161)..................     12,737,024
                                                   ============

                                                      VALUE
   SHARES                                            (NOTE 1)
---------------------------------------------------------------
INVESTMENT FUND -- 0.5% (Cost $3,677,030)
                TAIWAN -- 0.5%
      297,893   Taiwan American Fund Ltd........      5,397,821
                                                   ============
PREFERRED STOCKS -- 0.8%

                GERMANY -- 0.7%
       40,000   SAP AG..........................      6,861,598
                                                   ------------
                SOUTH KOREA -- 0.1%
       75,000   LG Electronics Inc. ............        406,198
       19,520   Samsung Electronics Ltd. .......        673,553
                                                   ------------
                                                      1,079,751
                                                   ------------
                TOTAL PREFERRED STOCKS
                  (Cost $8,515,728).............      7,941,349
                                                   ============
WARRANTS -- 0.0%#
                SINGAPORE -- 0.0%#
      225,000   Keppel Land Ltd., Expire
                  12/12/00+.....................        235,202
      116,000   United Overseas Land, Expire
                  05/28/01+.....................         72,274
                                                   ------------
                                                        307,476
                                                   ------------
                THAILAND -- 0.0%#
       60,625   Thai Farmers Bank Public Company
                  Ltd., Expire 09/15/02+........         43,796
                                                   ------------
                TOTAL WARRANTS (Cost
                  $464,101).....................        351,272
                                                   ============
TOTAL INVESTMENTS
  (Cost $918,995,533*)................   98.6%    1,014,793,619
OTHER ASSETS AND LIABILITIES
  (NET)...............................    1.4        14,716,410
                                        -----    --------------
NET ASSETS............................  100.0%   $1,029,510,029
                                        =====    ==============

---------------
   * Aggregate cost for Federal tax purposes was $924,001,433.
   + Non-income producing security.
  ++ Security exempt from registration under Rule 144A of the
     Securities Act of 1933. These securities may be resold in
     transactions exempt from registration, normally to
     qualified institutional buyers.
   # Amount represents less than 0.1%.
ABBREVIATIONS:
ADR     American Depositary Receipt
GDR     Global Depositary Receipt
GDS     Global Depositary Share
ord     Ordinary Shares


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

AT MARCH 31, 1997 SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                                                             % OF NET         VALUE
                          SECTOR DIVERSIFICATION                              ASSETS         (NOTE 1)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS:
Services...................................................................     17.0%     $  174,394,554
Consumer Goods.............................................................     13.8         141,413,037
Finance -- Other...........................................................     12.7         131,062,722
Energy.....................................................................      9.2          94,967,837
Finance -- Banking.........................................................      9.1          93,458,545
Materials..................................................................      8.5          87,790,497
Services -- Telecommunications.............................................      8.4          86,720,900
Capital Equipment..........................................................      6.1          62,562,260
Finance -- Real Estate.....................................................      5.2          53,643,183
Construction...............................................................      4.2          43,459,728
Transportation.............................................................      1.8          18,892,890
                                                                               ------     --------------
TOTAL COMMON STOCKS........................................................     96.0         988,366,153
CONVERTIBLE BONDS..........................................................      1.3          12,737,024
INVESTMENT FUND............................................................      0.5           5,397,821
PREFERRED STOCKS...........................................................      0.8           7,941,349
WARRANTS...................................................................      0.0#            351,272
                                                                               ------     --------------
TOTAL INVESTMENTS..........................................................     98.6       1,014,793,619
OTHER ASSETS AND LIABILITIES (NET).........................................      1.4          14,716,410
                                                                               ------     --------------
NET ASSETS.................................................................    100.0%     $1,029,510,029
                                                                               ======     ==============

---------------
# Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
--------------------------------------------------------------------------------
   SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS                 MARCH 31, 1997

                                           CONTRACT TO BUY
                          --------------------------------------------------                     NET UNREALIZED
                                LOCAL                             VALUE IN       IN EXCHANGE      APPRECIATION
MATURITY DATE                 CURRENCY                             U.S. $        FOR U.S. $       OF CONTRACT
---------------------------------------------------------------------------------------------------------------
05/30/97                   225,000,000 FRF...................    $40,242,169     $40,100,519       $  141,650
                                                                                                   -----------
                                           CONTRACT TO SELL
                          --------------------------------------------------                     NET UNREALIZED
                                LOCAL                             VALUE IN       IN EXCHANGE      DEPRECIATION
MATURITY DATE                 CURRENCY                             U.S. $        FOR U.S. $       OF CONTRACT
---------------------------------------------------------------------------------------------------------------
05/30/97                   225,000,000 FRF...................    $40,242,169     $40,128,410       $ (113,759)
                                                                                                   -----------
          Net Unrealized Appreciation of Forward Foreign Exchange Contracts.................       $   27,891
                                                                                                   ===========

---------------------------------------------------
ABBREVIATIONS OF CURRENCY
  THAT ISSUE IS HELD IN:
        FRF         French Franc
        JPY         Japanese Yen
        USD         United States Dollar
---------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                     VALUE
  SHARES                                            (NOTE 1)
--------------------------------------------------------------
COMMON STOCKS -- 87.2%
              AUSTRALIA -- 2.7%
    377,000   Australia and New Zealand Banking
                Group Ltd. ....................   $  2,388,036
    400,000   Southern Pacific Petroleum NL+...      1,009,727
                                                  ------------
                                                     3,397,763
                                                  ------------
              HONG KONG -- 34.8%
    549,000   Cheung Kong Holdings Ltd. .......      4,835,553
  1,470,000   China Everbright -- IHD Holdings
                Ltd. ..........................      1,109,800
  3,000,000   Continental Mariner
                Investment+....................      1,529,289
    700,000   Cosco Pacific Ltd. ..............        921,445
    428,000   Dao Heng Bank Group..............      1,955,322
    113,000   Hang Seng Bank Ltd. .............      1,166,647
    233,000   Henderson Land Development
                Company........................      1,931,969
    800,000   Hong Kong Electric Holdings
                Ltd. ..........................      2,823,699
    730,000   Hong Kong Land Holdings ord......      1,693,600
  1,190,000   Hong Kong Telecommunications.....      2,034,857
    290,800   HSBC Holdings plc. ..............      6,755,198
    730,000   Hutchison Whampoa Ltd. ..........      5,487,695
    320,000   New World Development Company....      1,726,225
  1,180,000   Shangri-La Asia..................      1,370,552
    370,000   Sun Hung Kai Properties..........      3,915,496
    259,000   Swire Pacific, Class A...........      2,038,923
    348,000   Television Broadcasts Ltd. ......      1,414,689
    528,000   Wharf (Holdings) Ltd.............      2,020,365
                                                  ------------
                                                    44,731,324
                                                  ------------
              INDONESIA -- 6.4%
    805,000   Bank Dagang Nasional Indonesia,
                Alien Shares...................        804,665
  2,720,000   Bank Negara Indonesia, Alien
                Shares+........................      1,557,684
  1,540,000   Citra Marga Nusadhala Persada,
                Alien Shares...................      1,379,009
    194,000   Hanjaya Mandala Sampoerna, Alien
                Shares.........................        908,996
  2,269,664   PT Bank Internasional
                Indonesia......................      1,725,172
     21,000   PT Telekomunikasi Indonesia,
                ADR............................        632,625
    501,400   Semen Gresik, Alien Shares.......      1,247,757
                                                  ------------
                                                     8,255,908
                                                  ------------
              MALAYSIA -- 19.4%
    233,000   Amway (Malaysia) Holdings
                Berhad+........................      1,523,091
    948,000   Bandar Raya Development Berhad...      1,866,737
    700,000   Development & Commercial Bank
                Holdings Corporation Berhad....      2,640,977
    119,000   Diperdana Corporation Berhad.....        941,148
    376,000   Konsortium Perkapalan Berhad.....      2,571,653
    270,000   Malayan Banking Berhad...........      3,077,777
    578,000   Malaysian Resources Berhad.......      2,075,739
    199,000   MNI Holdings Berhad..............      1,035,852
    260,000   New Straits Times Berhad.........      1,594,674
    228,000   Perusahaan Otomobil Berhad.......      1,444,406
    338,000   Rashid Hussain Berhad............      2,659,538
    300,000   Tenaga Nasional Berhad...........      1,464,742
    237,000   United Engineers (Malaysia)
                Berhad.........................      2,065,651
                                                  ------------
                                                    24,961,985
                                                  ------------
              PHILIPPINES -- 4.6%
  1,000,000   Ayala Corporation, Class B.......      1,024,085
  1,108,000   Ayala Land Inc., Class B.........      1,260,762
  1,730,000   DMCI Holdings Inc.+..............      1,230,324
    375,000   First Philippine Holdings, Class
                B..............................        689,835
  3,100,000   Hi Cement Corporation............      1,175,801
      8,640   Philippine Long Distance
                Telephone Company..............        519,416
     12,434   Security Bank Corporation........         24,524
                                                  ------------
                                                     5,924,747
                                                  ------------
              SINGAPORE -- 9.4%
    219,000   Development Bank of Singapore,
                Alien Shares...................      2,547,041
    362,000   First Capital Corporation
                Ltd. ..........................      1,002,423
    610,000   Keppel Land Ltd.+................      1,883,420
    278,000   Sembawang Corporation Ltd. ......      1,337,556
    440,000   Sunright Ltd. ...................        456,906
  1,700,000   Thakral Corporation, Ltd. .......      1,589,500
    179,000   United Overseas Bank, Alien
                Shares.........................      1,833,990
  1,070,000   Wong's Circuits Holdings Ltd.+...      1,401,700
                                                  ------------
                                                    12,052,536
                                                  ------------
              SOUTH KOREA -- 3.1%
     43,222   Dong Ah Construction Industries,
                EDR............................        406,287
        494   Hyundai Engineering &
                Construction Company...........         10,619
     47,000   Koram Bank.......................        556,337
     56,000   Korea Electric Power
                Corporation....................      1,625,907
     18,450   Korea Electric Power Corporation,
                ADR............................        322,875
     15,010   Samsung Electronics Ltd. ........      1,004,019
      2,740   Shinhan Bank.....................         32,739
                                                  ------------
                                                     3,958,783
                                                  ------------
              TAIWAN -- 3.4%
     47,300   Evergreen Marine Corporation,
                GDR............................        878,598
     93,000   Siliconware Precision Industries
                Company, GDR...................      1,408,950
     29,000   Teco Electric and Machinery,
                GDR+...........................        559,990
     98,000   Yageo Corporation, GDR...........      1,505,280
                                                  ------------
                                                     4,352,818
                                                  ------------
              THAILAND -- 3.4%
     30,000   Ban Pu Public Company Ltd., Alien
                Shares.........................        449,624
     71,000   Bangkok Bank Public Company Ltd.,
                Alien Shares...................        689,347
     35,000   Grammy Entertainment, Alien
                Shares.........................        482,759
     73,000   PTT Exploration and Production
                Public Company Ltd., Alien
                Shares+........................      1,085,648

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                     VALUE
  SHARES                                            (NOTE 1)
--------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              THAILAND -- (CONTINUED)
    380,000   TelecomAsia Corporation Public
                Company Ltd., Alien Shares+....   $    647,852
    160,000   Thai Farmers Bank Public Company
                Ltd., Alien Shares.............      1,041,803
                                                  ------------
                                                     4,397,033
                                                  ------------
              TOTAL COMMON STOCKS
                (Cost $103,534,046)............    112,032,897
                                                  ============
INVESTMENT FUNDS -- 3.5% (Cost $3,301,218)
              TAIWAN -- 3.5%
    254,053   Taiwan American Fund Ltd. .......      4,539,927
                                                  ============
 PRINCIPAL
  AMOUNT
-----------
CONVERTIBLE BONDS -- 1.5%
              TAIWAN -- 0.7%
USD1,000,000  U-Ming Marine Transport
                Corporation, 1.500% due
                02/07/01.......................        852,500
                                                  ------------
              THAILAND -- 0.8%
USD1,100,000  Bangkok Bank Public Company Ltd.,
                3.250% due 03/03/04............      1,028,500
                                                  ------------
              TOTAL CONVERTIBLE BONDS
                (Cost $2,111,397)..............      1,881,000
                                                  ============
U.S. TREASURY BILL -- 1.2% (Cost $1,541,239)
USD1,580,000  U.S. Treasury Bill, 5.370%
                09/18/97##.....................      1,541,239
                                                   ===========

  SHARES
-----------
WARRANTS -- 0.1%
              INDONESIA -- 0.1%
    166,592   PT Bank Internasional Indonesia,
                Expire 01/17/00+...............         58,977
                                                  ------------
              SINGAPORE -- 0.0%#
     51,250   Keppel Land Ltd., Expire
                12/12/00+......................         53,574
                                                  ------------
              TOTAL WARRANTS
                (Cost $62,188).................        112,551
                                                   ===========
 NUMBER OF
 CONTRACTS
-----------
CALL OPTIONS PURCHASED -- 1.9% (Cost $2,395,825)
              TAIWAN -- 1.9%
     13,415   Taiwan Weighted Index Call
                Options, Strike price $117.807,
                Expire 09/18/97+...............      2,395,825
                                                   ===========
TOTAL INVESTMENTS
  (Cost $112,945,913*)..................   95.4%    122,503,439
OTHER ASSETS AND
  LIABILITIES (NET).....................    4.6       5,950,834
                                          -----    ------------
NET ASSETS..............................  100.0%   $128,454,273
                                          =====    ============

---------------

   * Aggregate cost for Federal tax purposes was
     $114,291,309.
   + Non-income producing security.
   # Amount represents less than 0.1%.
  ## Security segregated as collateral for call options
     purchased.
ABBREVIATIONS:
ADR     American Depositary Receipt
EDR     European Depositary Receipt
GDR     Global Depositary Receipt
GDS     Global Depositary Share
ord     Ordinary Shares

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

AT MARCH 31, 1997 SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                                                               % OF NET        VALUE
                           SECTOR DIVERSIFICATION                               ASSETS        (NOTE 1)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS:
Finance -- Banking...........................................................     22.4%     $ 28,797,259
Finance -- Real Estate.......................................................     18.9        24,212,289
Finance -- Other.............................................................     10.1        13,009,876
Consumer Goods...............................................................      8.1        10,358,432
Services -- Transportation...................................................      7.4         9,558,698
Energy.......................................................................      6.8         8,782,222
Services.....................................................................      3.8         4,862,674
Services -- Telecommunications...............................................      3.0         3,834,750
Construction.................................................................      2.9         3,712,881
Materials....................................................................      2.7         3,459,410
Capital Equipment............................................................      1.1         1,444,406
                                                                                 -----       -----------
TOTAL COMMON STOCKS..........................................................     87.2       112,032,897
INVESTMENT FUNDS.............................................................      3.5         4,539,927
CONVERTIBLE BONDS............................................................      1.5         1,881,000
U.S. TREASURY BILL...........................................................      1.2         1,541,239
WARRANTS.....................................................................      0.1           112,551
CALL OPTIONS PURCHASED.......................................................      1.9         2,395,825
                                                                                 -----       -----------
TOTAL INVESTMENTS............................................................     95.4       122,503,439
OTHER ASSETS AND LIABILITIES (NET)...........................................      4.6         5,950,834
                                                                                 -----       -----------
NET ASSETS...................................................................    100.0%     $128,454,273
                                                                                 =====      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS                 MARCH 31, 1997

                                           CONTRACT TO SELL
                          ---------------------------------------------------
                                                                       VALUE                      NET UNREALIZED
                                           LOCAL                        IN        IN EXCHANGE      DEPRECIATION
MATURITY DATE                             CURRENCY                    U.S. $      FOR U.S. $       OF CONTRACT
----------------------------------------------------------------------------------------------------------------
04/07/97                   170,059,812 IDR........................    $70,800       $70,711            $(89)
                                                                                                  -----------
          Net Unrealized Depreciation of Forward Foreign Exchange Contracts..................          $(89)
                                                                                                  ===========

---------------------------------------------------
ABBREVIATIONS OF CURRENCY
  THAT ISSUE IS HELD IN:
        IDR         Indonesian Ruppee
        USD         United States Dollars
---------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

                                                       VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS -- 81.8%
              ARGENTINA -- 4.4%
    349,990   Astra Cia Argentina de Petroleo
                SA...............................   $   546,066
      8,000   Irsa Inversiones Y
                Representaciones, GDR............       298,000
     60,000   Perez Compac, ADR..................       927,739
    330,000   Siderca SA ........................       696,404
     16,000   Telefonica de Argentina, ADR.......       470,000
     20,000   Y.P.F Sociedad Anonima, ADR........       530,000
                                                    ------------
                                                      3,468,209
                                                    ------------
              BRAZIL -- 8.4%
     30,600   CEMIG Companhia, New, ADR..........     1,295,910
    100,000   Cia Acos Especiais Itab, ADR.......       493,750
     10,000   Companhia Brasileira de
                Distribuicao Grupo Pao de Acucar,
                GDS..............................       217,500
     35,000   Companhia Vale do Rio Doce, ADR....       848,750
     42,500   Electrobras, ADR...................       945,625
     20,000   Telebras, ADR......................     2,047,500
    203,138   Telecomunicacoes de Sao Paulo SA
                NPV+.............................        50,820
     70,000   Usinas Siderurgicas de Minas Gerais
                SA, ADR..........................       803,250
                                                    ------------
                                                      6,703,105
                                                    ------------
              CHILE -- 5.2%
     75,000   Antofagasta Holdings ord...........       450,373
     28,000   Banco de Edwards, ADR..............       588,000
     29,750   Cia de Telecomunicaciones de Chile
                SA, ADR..........................       855,313
     25,100   Enersis SA, ADR....................       796,925
      9,000   Madeco SA, ADR.....................       240,750
     26,600   Santa Isabel SA, ADR...............       688,275
      8,900   Sociedad Quimica Minera de Chile,
                ADR..............................       512,863
                                                    ------------
                                                      4,132,499
                                                    ------------
              EGYPT -- 2.5%
     23,000   Al Ahram Beverages Company,
                GDR+.............................       447,350
     35,000   Commercial International Bank,
                GDR+.............................       793,625
     35,000   Suez Cement Company, GDR+..........       708,750
                                                    ------------
                                                      1,949,725
                                                    ------------
              GREECE -- 2.4%
     15,217   Ergo Bank+++.......................       967,843
     30,000   Hellenic Bottling Company SA.......       975,011
                                                    ------------
                                                      1,942,854
                                                    ------------
              HONG KONG -- 4.5%
     72,000   China Light & Power................       316,853
    700,000   Guangdong Investment Ltd. .........       600,745
     80,000   Guoco Group........................       395,421
     41,000   Henderson Land Development Company
                Ltd. ............................       339,960
    112,000   New World Development Company......       604,179
    600,000   Qingling Motor Company Ltd., Class
                H................................       319,408
  2,200,000   Shanghai Petrochemical Company
                Ltd., Class H....................       567,837
  2,000,000   Yizheng Chemical Fibre, Class H....       428,459
                                                    ------------
                                                      3,572,862
                                                    ------------
              INDIA -- 6.1%
     30,000   Hindalco, GDR......................       976,950
     30,100   Indian Hotels Company Ltd., GDR....       646,398
     35,200   Larsen & Toubro Ltd., GDS++........       497,200
     20,000   Ranbaxy Laboratories Ltd., GDS.....       467,500
     35,000   Reliance Industries Ltd., GDS++....       630,000
     45,000   State Bank of India, GDR++ +.......     1,014,750
     33,000   Videsh Sanchar Nigam Ltd., GDR+....       582,450
                                                    ------------
                                                      4,815,248
                                                    ------------
              INDONESIA -- 3.4%
  1,200,000   Bank Negara Indonesia, Alien
                Shares+..........................       687,214
     46,000   Hanjaya Mandala Sampoerna, Alien
                Shares...........................       215,535
    387,306   PT Bank Internasional Indonesia....       294,391
    580,980   PT Bank Internasional Indonesia,
                Alien Shares.....................       441,603
     20,000   PT Indonesian Satellite, ADR, "B"
                Class............................       535,000
     39,000   Semen Gresik.......................        97,053
    181,000   Semen Gresik, Alien Shares.........       450,427
                                                    ------------
                                                      2,721,223
                                                    ------------
              ISRAEL -- 0.9%
     40,000   ECI Telecommunications Ltd., ADR...       740,000
                                                    ------------
              MALAYSIA -- 13.0%
    600,000   Bandar Raya Developments Berhad....     1,181,479
    270,000   Development & Commercial Bank
                Holdings Corporation.............     1,018,662
    183,000   Konsortium Perkapalan Berhad+......     1,251,629
    120,000   Malayan Banking Berhad.............     1,367,901
    300,000   Resorts World Berhad...............     1,283,164
    161,000   Telekom Malaysia...................     1,253,828
    300,000   Tenaga Nasional Berhad.............     1,464,743
    168,000   United Engineers (Malaysia)
                Berhad...........................     1,464,259
                                                    ------------
                                                     10,285,665
                                                    ------------
              MEXICO -- 9.3%
    150,000   Alfa SA de CV......................       842,739
     50,000   Carso Global Telecom, ADR+.........       306,500
    150,000   Cemex SA NPV.......................       548,584
     20,000   Consorcio Ara SA , ADR++ +.........       685,000
     40,000   Empresas ICA Sociedad Controladora
                SA de CV, ADR....................       635,000
     90,000   Grupo Carso SA de CV, ADR..........     1,068,750
    600,000   Grupo Corvi SA+....................       316,288
     35,500   Grupo Imsa SA de CV, ADR+..........       825,375
    102,000   Grupo Modelo SA de CV, Class C.....       614,869
    130,000   Seguros Commercial America,
                Class B+.........................       388,549
     30,000   Telefonos de Mexico SA, ADR........     1,155,000
                                                    ------------
                                                      7,386,654
                                                    ------------
              PERU -- 1.0%
     34,000   Banco Wiese, ADR...................       212,500
     10,000   CPT Telefonica del Peru, ADR.......       222,500
    172,000   CPT Telefonica del Peru, Class B...       381,573
                                                    ------------
                                                        816,573
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
  SHARES                                             (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              PHILIPPINES -- 2.9%
  1,500,000   Hi Cement Corporation..............   $   568,936
     65,000   Manila Electric Company, Class B...       517,732
     45,000   Philippines National Bank+.........       537,645
    200,000   San Miguel Corporation, Class B....       694,102
                                                    ------------
                                                      2,318,415
                                                    ------------
              PORTUGAL -- 3.7%
     40,000   Cimpor-Cimentos de Portugal, SGPS,
                SA...............................       834,973
     35,000   Portugal Telecommunications, ADR...     1,286,250
     10,000   Telecel-Comunicacaoes Pessoais,
                SA+..............................       820,063
                                                    ------------
                                                      2,941,286
                                                    ------------
              RUSSIA -- 0.4%
      5,000   Tatneft, ADR.......................       345,000
                                                    ------------
              SOUTH AFRICA -- 8.0%
      8,960   Anglo-American Industrial
                Corporation SA...................       364,928
     13,000   Barlow Ltd.........................       144,281
     40,000   Barlow Ltd., ADR...................       442,500
     30,000   De Beers Consolidated Mines
                Ltd.+............................     1,092,884
    160,000   Gencor Ltd.........................       742,165
     50,000   Nedcor Ltd., GDR...................       937,750
     70,000   Rembrandt Group....................       748,388
     60,000   Sasol NPV..........................       641,475
    350,000   South Africa Iron & Steel
                Industrial Corporation...........       285,100
     30,000   South African Breweries............       950,335
                                                    ------------
                                                      6,349,806
                                                    ------------
              SOUTH KOREA -- 3.3%
     43,548   Dong Ah Construction Industries,
                EDR+.............................       409,351
     11,000   Korea Electric Power Corporation...       319,375
     33,000   Korea Electric Power Corporation,
                ADR..............................       577,500
     20,000   Samsung Corporation,  1/2
                Non-Voting Shares, GDS+..........       409,000
      1,496   Samsung Electronics Ltd. ..........       100,068
     40,000   The Daegu Bank.....................       315,355
     26,000   Yukong Ltd. .......................       464,545
                                                    ------------
                                                      2,595,194
                                                    ------------
              TAIWAN -- 1.2%
     50,000   Evergreen Marine Corporation,
                GDR..............................       928,750
                                                    ------------
              THAILAND -- 1.2%
     48,000   Thai Farmers Bank Public Company
                Ltd., Alien Shares...............       312,541
    100,000   Total Access Communications
                (CLOB)...........................       625,000
                                                    ------------
                                                        937,541
                                                    ------------
              TOTAL COMMON STOCKS
                (Cost $59,928,523)...............    64,950,609
                                                    ============
PREFERRED STOCKS -- 6.7%
              BRAZIL -- 6.4%
125,000,000   Banco Bradesco NPV.................     1,032,570
  1,500,000   Cia Cervejaria Brahma NPV..........       977,815
 20,000,000   Companhia Brasileira de
                Distribuicao Grupo Pao de Acucar,
                ADR..............................       431,438
  8,000,000   Petroleo Brasileiros NPV...........     1,589,805
  4,000,000   Telecomunicacoes de Sao Paulo SA
                NPV+.............................     1,015,813
                                                    ------------
                                                      5,047,441
                                                    ============
              SOUTH KOREA -- 0.3%
     50,000   Daewoo Securities Company..........       246,231
                                                    ============
              TOTAL PREFERRED STOCKS
                (Cost $3,709,383)................     5,293,672
                                                    ============
INVESTMENT FUNDS -- 6.7%
              SUPRANATIONAL -- 3.2%
     70,000   East European Development Fund.....     2,555,000
                                                    ------------
              TAIWAN -- 3.5%
        130   Formosa Fund, IDR..................     1,384,500
    100,000   Taiwan Index Fund..................     1,400,000
                                                    ------------
                                                      2,784,500
                                                    ------------
              TOTAL INVESTMENT FUNDS (Cost
                $4,124,933)......................     5,339,500
                                                    ============
 PRINCIPAL
  AMOUNT
 ----------
CONVERTIBLE BONDS -- 1.6%
              HONG KONG -- 0.4%
 USD315,000   Qingling Motors Company,
                3.500% 01/22/02..................       310,275
                                                    ------------
              TAIWAN -- 1.2%
 USD460,000   Far East Department Stores,
                3.000% 07/06/01..................       480,700
 USD300,000   President Enterprise Corporation,
                Zero coupon 07/22/01.............       495,000
                                                    ------------
                                                        975,700
                                                    ------------
              TOTAL CONVERTIBLE BONDS
                (Cost $1,239,426)................     1,285,975
                                                    ============
  SHARES
 ----------
WARRANTS -- 0.0%#
              BRAZIL -- 0.0%#
      4,990   Cia Cervejaria Brahma, Expire
                04/30/03+........................           471
     59,969   Cia Cervejaria Brahma, Preferred
                Shares, Expire 04/30/03+.........         4,257
                                                    ------------
                                                          4,728
                                                    ------------
              INDONESIA -- 0.0%#
     86,068   PT Bank Internasional Indonesia,
                Expire 01/17/00+.................        30,470
                                                    ------------
              THAILAND -- 0.0%#
      6,000   Thai Farmers Bank Public Company
                Ltd., Expire 09/15/02+...........         4,334
                                                    ------------
              TOTAL WARRANTS
                (Cost $21,112)...................        39,532
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

                                                       VALUE
                                                     (NOTE 1)
------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $69,023,377*)...................   96.8%     76,909,288
OTHER ASSETS AND
  LIABILITIES (NET).....................    3.2       2,493,475
                                          -----     -----------
NET ASSETS..............................  100.0%    $79,402,763
                                          =====     ===========

---------------

   * Aggregate cost for Federal tax purposes was $69,881,116. + Non-income producing security.
  ++ Security exempt from registration under Rule 144A of the
     Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 +++ Includes 3,850 shares that may not be resold until
     06/30/97.
   # Amount represents less than 0.1%.
ABBREVIATIONS:
ADR     American Depositary Receipt
CLOB    Custody License Outside Border
EDR     European Depositary Receipt
GDR     Global Depositary Receipt
GDS     Global Depositary Share
IDR     International Depositary Receipt
ord     Ordinary Shares
USD     United States Dollar

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)                            MARCH 31, 1997

AT MARCH 31, 1997 SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                                                                % OF NET        VALUE
                            SECTOR DIVERSIFICATION                               ASSETS       (NOTE 1)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS:
Services -- Telecommunications................................................     15.2%     $12,067,791
Materials.....................................................................     14.6       11,604,708
Energy........................................................................     12.2        9,689,488
Finance -- Banking............................................................     10.8        8,541,286
Finance -- Other..............................................................      7.7        6,079,551
Consumer Goods................................................................      5.4        4,406,270
Construction..................................................................      5.1        4,018,985
Services......................................................................      4.6        3,619,125
Finance -- Real Estate........................................................      3.1        2,423,618
Services -- Transportation....................................................      2.7        2,180,379
Capital Equipment.............................................................      0.4          319,408
                                                                                --------     -----------
TOTAL COMMON STOCKS...........................................................     81.8       64,950,609
PREFERRED STOCKS..............................................................      6.7        5,293,672
INVESTMENT FUNDS..............................................................      6.7        5,339,500
CONVERTIBLE BONDS.............................................................      1.6        1,285,975
WARRANTS......................................................................      0.0#          39,532
                                                                                --------     -----------
TOTAL INVESTMENTS.............................................................     96.8       76,909,288
OTHER ASSETS AND LIABILITIES (NET)............................................      3.2        2,493,475
                                                                                --------     -----------
NET ASSETS....................................................................    100.0%     $79,402,763
                                                                                =======      ===========

---------------
# Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Global Government Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                                        MARCH 31, 1997

     PRINCIPAL                                         VALUE
      AMOUNT                                         (NOTE 1)
------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 89.0%
                      AUSTRALIA -- 4.9%
AUD       2,800,000   Government of Australia,
                        7.500% 07/15/05..........   $ 2,141,939
                                                    -----------
                      AUSTRIA -- 1.6%
DEM       1,000,000   Government of Austria,
                        8.000% 06/17/02..........       677,462
                                                    -----------
                      BELGIUM -- 5.0%
USD       1,450,000   Kingdom of Belgium, 7.000%
                        07/07/99.................     1,461,781
USD         750,000   Kingdom of Belgium, 5.500%
                        11/05/03.................       693,281
                                                    -----------
                                                      2,155,062
                                                    -----------
                      CANADA -- 10.9%
CAD       2,280,000   Government of Canada,
                        8.500% 03/01/00..........     1,780,269
USD       1,800,000   Province of Alberta, 6.250%
                        10/19/00.................     1,776,375
CAD       1,550,000   Province of Ontario, 7.750%
                        12/08/03.................     1,190,564
                                                    -----------
                                                      4,747,208
                                                    -----------
                      DENMARK -- 9.2%
DKK      12,500,000   Kingdom of Denmark, 6.000%
                        12/10/99.................     2,029,414
DKK      12,000,000   Kingdom of Denmark, 7.000%
                        12/15/04.................     1,948,426
                                                    -----------
                                                      3,977,840
                                                    -----------
                      FINLAND -- 2.9%
GBP         750,000   Republic of Finland 8.000%
                        04/07/03.................     1,243,154
                                                    -----------
                      FRANCE -- 2.8%
ECU       1,000,000   Obligations Assimilables du
                        Tresor (France), 6.750%
                        04/25/02.................     1,232,902
                                                    -----------
                      GERMANY -- 16.1%
DEM       2,250,000   DSL Finance NV, 5.000%
                        01/23/01.................     1,372,470
DEM       1,600,000   Federal Republic of
                        Germany, 6.375%
                        05/20/98.................       990,661
DEM       4,050,000   Federal Republic of
                        Germany, 5.125%
                        11/21/00.................     2,488,907
DEM       3,430,000   Federal Republic of
                        Germany, 6.500%
                        10/14/05.................     2,149,343
                                                    -----------
                                                      7,001,381
                                                    -----------
                      GREAT BRITAIN -- 7.6%
USD       1,950,000   Glaxo Wellcome plc, 6.750%
                        05/31/00.................     1,953,656
GBP         800,000   United Kingdom Treasury,
                        8.000% 12/07/00..........     1,345,362
                                                    -----------
                                                      3,299,018
                                                    -----------
                      IRELAND -- 1.5%
IRP         400,000   Government of Ireland,
                        6.500% 10/18/01..........       641,580
                                                    -----------
                      ITALY -- 2.0%
JPY     100,000,000   Republic of Italy, Global
                        Bond, 3.500% 06/20/01....       871,776
                                                    -----------
                      JAPAN -- 8.8%
JPY     200,000,000   Export-Import Bank of
                        Japan, 4.375% 10/01/03...     1,845,638
USD       2,000,000   Kansai Electric Power
                        Company Inc. 7.250%
                        09/25/06.................     1,995,000
                                                    -----------
                                                      3,840,638
                                                    -----------
                      NETHERLANDS -- 3.8%
NLG       3,000,000   Government of the
                        Netherlands, 6.500%
                        01/15/99.................     1,673,998
                                                    -----------
                      SPAIN -- 2.2%
ESP      55,000,000   Government of Spain,
                        12.250% 03/25/00.........       451,524
ESP      65,000,000   Government of Spain, 8.000%
                        05/30/04.................       486,827
                                                    -----------
                                                        938,351
                                                    -----------
                      SUPRANATIONAL -- 7.6%
JPY     200,000,000   European Investment Bank,
                        4.500% 10/08/97..........     1,651,573
JPY     200,000,000   World Bank, 4.500%
                        12/22/97.................     1,664,713
                                                    -----------
                                                      3,316,286
                                                    -----------
                      SWEDEN -- 2.1%
JPY     110,000,000   Government of Sweden,
                        4.625% 02/04/98..........       920,039
                                                    -----------
                      TOTAL FOREIGN BONDS AND
                        NOTES (Cost
                        $40,221,261).............    38,678,634
                                                     ==========
U.S. TREASURY OBLIGATIONS -- 6.9%
USD       2,000,000   U.S. Treasury Note, 6.500%
                        10/15/06.................     1,938,047
USD       1,000,000   U.S. Treasury Note, 7.625%
                        02/15/25.................     1,050,000
                                                    -----------
                      TOTAL U.S. TREASURY
                        OBLIGATIONS (Cost
                        $3,050,841)..............     2,988,047
                                                     ==========
TOTAL INVESTMENTS (Cost $43,272,102*)....   95.9%    41,666,681
OTHER ASSETS AND LIABILITIES (NET).......    4.1      1,775,321
                                           -----    -----------
NET ASSETS...............................  100.0%   $43,442,002
                                           =====    ===========

---------------

* Aggregate cost for Federal tax purposes was $43,277,219.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Global Government Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS                 MARCH 31, 1997

                                            CONTRACT TO BUY
                          ---------------------------------------------------         IN         NET UNREALIZED
                                          LOCAL                     VALUE IN       EXCHANGE       DEPRECIATION
MATURITY DATE                           CURRENCY                     U.S. $       FOR U.S. $      OF CONTRACT
---------------------------------------------------------------------------------------------------------------
04/09/97                   750,000,000 ITL.....................    $  449,737     $  464,296        $(14,559)
                                                                                                 ------------

                                           CONTRACT TO SELL                                      NET UNREALIZED
                          ---------------------------------------------------         IN         APPRECIATION/
                                          LOCAL                     VALUE IN       EXCHANGE      (DEPRECIATION)
MATURITY DATE                           CURRENCY                     U.S. $       FOR U.S. $      OF CONTRACT
---------------------------------------------------------------------------------------------------------------
04/02/97                       108,388 AUD.....................    $   84,971     $   84,597        $   (374)
04/09/97                     7,500,000 DKK.....................     1,180,353      1,260,081          79,728
04/09/97                    85,000,000 ESP.....................       601,646        643,744          42,098
04/09/97                   750,000,000 ITL.....................       449,737        484,643          34,906
                                                                                                 ------------
                                                                                                    $156,358
                                                                                                 ------------
          Net Unrealized Appreciation of Forward Foreign Exchange Contracts.................        $141,799
                                                                                                 ============

---------------------------------------------------
ABBREVIATIONS OF CURRENCY
  THAT ISSUE IS HELD IN:
        AUD         Australian Dollar
        CAD         Canadian Dollar
        DEM         German Deutschmark
        DKK         Danish Krona
        ECU         European Currency Unit
        ESP         Spanish Peseta
        GBP         Great Britain Pound
        IRP         Irish Pound
        ITL         Italian Lira
        JPY         Japanese Yen
        NLG         Netherland Guilder
        USD         United States Dollar
---------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES                           MARCH 31, 1997

                                                                                                                        NATIONS
                                                                        NATIONS          NATIONS         NATIONS        GLOBAL
                                                                     INTERNATIONAL       PACIFIC        EMERGING      GOVERNMENT
                                                                         EQUITY           GROWTH         MARKETS        INCOME
                                                                          FUND             FUND           FUND           FUND
                                                                     ------------------------------------------------------------
ASSETS:
Investments, at value (Note 1) See accompanying schedules.........   $1,014,793,619    $122,503,439    $76,909,288    $41,666,681
Cash..............................................................       11,427,524       4,997,623      2,851,190        387,732
Foreign currency, at value (cost $140,212, $5,419, $11,250 and $0,
  respectively)...................................................          140,744           7,386         10,788             --
Net unrealized appreciation of forward foreign exchange
  contracts.......................................................           27,891              --             --        141,799
Dividends receivable..............................................        3,299,268         188,193        123,714             --
Interest receivable...............................................          158,723           5,029         23,362      1,162,206
Receivable for Fund shares sold...................................        3,528,805         351,346        108,707         94,504
Receivable for investment securities sold.........................               --         651,128             --      2,257,465
Unamortized organization costs (Note 6)...........................               --         101,748         94,838        112,436
Prepaid expenses and other assets.................................            4,809          21,771             56         14,375
                                                                     --------------    ------------    -----------    -----------
  Total Assets....................................................    1,033,381,383     128,827,663     80,121,943     45,837,198
                                                                     --------------    ------------    -----------    -----------
LIABILITIES:
Net unrealized depreciation of forward foreign exchange
  contracts.......................................................               --              89             --             --
Payable for Fund shares redeemed..................................        2,577,531          84,810         44,743             33
Payable for investment securities purchased.......................               --              --        475,000      2,172,494
Dividends payable.................................................               --              --             --        133,872
Investment advisory fee payable (Note 2)..........................          785,024         100,200         74,185         26,046
Administration fee payable (Note 2)...............................           87,224          11,133          6,745          3,721
Shareholder servicing and distribution fees payable (Note 3)......           37,875           4,457          2,036          3,475
Transfer agent fees payable (Note 2)..............................           32,960          16,741         17,686          3,046
Custodian fees payable (Note 2)...................................          162,194          47,015         25,751          3,918
Accrued Directors' fees and expenses (Note 2).....................           41,582          23,524         14,375          6,891
Accrued expenses and other payables...............................          146,964          85,421         58,659         41,700
                                                                     --------------    ------------    -----------    -----------
  Total Liabilities...............................................        3,871,354         373,390        719,180      2,395,196
                                                                     --------------    ------------    -----------    -----------
NET ASSETS........................................................   $1,029,510,029    $128,454,273    $79,402,763    $43,442,002
                                                                     ==============    ============    ===========    ===========
Investments, at cost..............................................   $  918,995,533    $112,945,913    $69,023,377    $43,272,102
                                                                     ==============    ============    ===========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               MARCH 31, 1997

                                                                                                                        NATIONS
                                                                        NATIONS          NATIONS         NATIONS        GLOBAL
                                                                     INTERNATIONAL       PACIFIC        EMERGING      GOVERNMENT
                                                                         EQUITY           GROWTH         MARKETS        INCOME
                                                                          FUND             FUND           FUND           FUND
                                                                     ------------------------------------------------------------
NET ASSETS CONSIST OF:
Distributions in excess of net investment income..................   $   (1,238,945)   $    (75,460)   $  (426,539)   $   (38,979)
Accumulated net realized gain/(loss) on investments sold, forward foreign exchange contracts, foreign currencies and net other
  assets..........................................................       (4,702,715)     (5,534,245)      (203,980)       116,795
Net unrealized appreciation/(depreciation) of investments, forward foreign exchange contracts, foreign currencies and net other
  assets..........................................................       95,759,023       9,559,194      7,885,548     (1,484,820)
Paid-in capital...................................................      939,692,666     124,504,784     72,147,734     44,849,006
                                                                     --------------    ------------    ------------   -----------
                                                                     $1,029,510,029    $128,454,273    $79,402,763    $43,442,002
                                                                     ==============    ============    ===========    ===========
NET ASSETS:
Primary A Shares..................................................   $  976,854,687    $122,887,290    $76,483,145    $28,130,458
                                                                     ==============    ============    ===========    ===========
Primary B Shares..................................................   $    5,526,252    $    617,760    $   300,821    $     5,158
                                                                     ==============    ============    ===========    ===========
Investor A Shares.................................................   $    9,443,485    $  2,479,923    $   893,916    $15,104,118
                                                                     ==============    ============    ===========    ===========
Investor C Shares.................................................   $      987,626    $    102,456    $   225,970    $     9,216
                                                                     ==============    ============    ===========    ===========
Investor N Shares.................................................   $   36,697,979    $  2,366,844    $ 1,498,911    $   193,052
                                                                     ==============    ============    ===========    ===========
SHARES OUTSTANDING:
Primary A Shares..................................................       74,409,502      11,808,618      6,702,785      2,873,289
                                                                     ==============    ============    ===========    ===========
Primary B Shares..................................................          421,690          59,440         26,396            527
                                                                     ==============    ============    ===========    ===========
Investor A Shares.................................................          726,102         239,029         78,468      1,542,772
                                                                     ==============    ============    ===========    ===========
Investor C Shares.................................................           77,552           9,905         19,926            941
                                                                     ==============    ============    ===========    ===========
Investor N Shares.................................................        2,860,141         229,680        132,498         19,719
                                                                     ==============    ============    ===========    ===========
PRIMARY A SHARES:
Net asset value, offering and redemption price per share..........           $13.13          $10.41         $11.41          $9.79
                                                                             ======          ======         ======          =====
PRIMARY B SHARES:
Net asset value, offering and redemption price per share..........           $13.11          $10.39         $11.40          $9.79
                                                                             ======          ======         ======          =====
INVESTOR A SHARES:
Net asset value, offering and redemption price per share..........           $13.01          $10.37         $11.39          $9.79
                                                                             ======          ======         ======          =====
INVESTOR C SHARES:
Net asset value and offering price per share*.....................           $12.74          $10.34         $11.34          $9.79
                                                                             ======          ======         ======          =====
INVESTOR N SHARES:
Net asset value, offering and redemption price per share..........           $12.83          $10.30         $11.31          $9.79
                                                                             ======          ======         ======          =====

---------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997

                                                                                                                       NATIONS
                                                                           NATIONS         NATIONS       NATIONS        GLOBAL
                                                                        INTERNATIONAL      PACIFIC       EMERGING     GOVERNMENT
                                                                           EQUITY          GROWTH        MARKETS        INCOME
                                                                            FUND            FUND           FUND          FUND
                                                                        ---------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,132,828, $161,024,
  $62,632 and $0, respectively)......................................   $ 16,505,136     $ 1,820,353    $1,019,828    $       --
Interest (Net of foreign withholding taxes of $3,151, $0, $0 and
  $20,651, respectively).............................................      1,104,637         262,368       104,829     2,505,790
                                                                        ------------     -----------    ----------    ----------
    Total investment income..........................................     17,609,773       2,082,721     1,124,657     2,505,790
                                                                        ------------     -----------    ----------    ----------
EXPENSES:
Investment advisory fee (Note 2).....................................      8,870,691       1,035,724       661,747       298,997
Administration fee (Note 2)..........................................        985,632         115,080        60,159        42,714
Transfer agent fees (Note 2).........................................        697,430          94,073        59,350        35,513
Custodian fees (Note 2)..............................................        441,768         135,865        73,233        10,473
Shareholder reports expense..........................................        101,510          40,466        17,219        12,126
Legal and audit fees.................................................        139,440          45,647        37,914        39,011
Registration and filing fees.........................................        128,599          92,492        72,847        50,763
Directors' fees and expenses (Note 2)................................         31,927          30,962        18,756        10,348
Amortization of organization costs (Note 6)..........................         18,237          31,307        29,180        34,595
Other................................................................         60,476          14,639        14,295         4,937
                                                                        ------------     -----------    ----------    ----------
    Subtotal.........................................................     11,475,710       1,636,255     1,044,700       539,477
Shareholder servicing and distribution fees (Note 3):
  Primary B Shares...................................................         13,436           1,464           414           296
  Investor A Shares..................................................         24,965           5,372         1,623        37,823
  Investor C Shares..................................................          3,756             389           646            46
  Investor N Shares..................................................        393,431          24,514        13,604         1,819
                                                                        ------------     -----------    ----------    ----------
    Total expenses...................................................     11,911,298       1,667,994     1,060,987       579,461
                                                                        ------------     -----------    ----------    ----------
NET INVESTMENT INCOME................................................      5,698,475         414,727        63,670     1,926,329
                                                                        ------------     -----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTES 1 AND
  4):
Net realized gain/(loss) from:
  Security transactions..............................................      9,375,287      (4,836,069)      395,463       651,482
  Forward foreign exchange contracts.................................     12,740,743        (115,937)      (34,960)      372,536
  Foreign currencies.................................................        298,768         (11,665)       (6,609)      (70,505)
                                                                        ------------     -----------    ----------    ----------
Net realized gain/(loss) on investments during the year..............     22,414,798      (4,963,671)      353,894       953,513
                                                                        ------------     -----------    ----------    ----------
Change in unrealized appreciation/(depreciation) of:
  Securities.........................................................    (13,814,028)      6,507,049     6,577,447    (1,345,773)
  Forward foreign exchange contracts.................................     (1,906,092)         (1,789)           70        82,438
  Foreign currencies and other net assets............................        (41,625)          4,008           (29)      (21,346)
                                                                        ------------     -----------    ----------    ----------
Net unrealized appreciation/(depreciation) of investments during the
  year...............................................................    (15,761,745)      6,509,268     6,577,488    (1,284,681)
                                                                        ------------     -----------    ----------    ----------
Net realized and unrealized gain/(loss) on investments...............      6,653,053       1,545,597     6,931,382      (331,168)
                                                                        ------------     -----------    ----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................   $ 12,351,528     $ 1,960,324    $6,995,052    $1,595,161
                                                                        ------------     -----------    ----------    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31, 1997

                                                                                                                NATIONS
                                                                NATIONS          NATIONS         NATIONS        GLOBAL
                                                             INTERNATIONAL       PACIFIC        EMERGING      GOVERNMENT
                                                                 EQUITY           GROWTH         MARKETS        INCOME
                                                                  FUND             FUND           FUND           FUND
                                                               ----------------------------------------------------------
Net investment income.....................................   $    5,698,475    $    414,727    $    63,670    $ 1,926,329
Net realized gain/(loss) on investments...................       22,414,798      (4,963,671)       353,894        953,513
Change in unrealized appreciation/(depreciation) of
  investments.............................................      (15,761,745)      6,509,268      6,577,488     (1,284,681)
                                                             --------------    ------------    -----------    -----------
Net increase in net assets resulting from operations......       12,351,528       1,960,324      6,995,052      1,595,161
Distributions to shareholders from net investment income:
  Primary A Shares........................................       (7,716,230)       (404,835)      (106,255)    (1,249,093)
  Primary B Shares........................................           (4,088)           (201)           (33)        (2,462)
  Investor A Shares.......................................          (63,728)         (9,546)          (825)      (667,922)
  Investor C Shares.......................................           (2,790)             --           (108)          (378)
  Investor N Shares.......................................         (126,291)           (145)            --         (6,474)
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares........................................         (404,655)       (266,788)      (372,176)      (250,244)
  Primary B Shares........................................           (1,165)           (711)          (115)          (547)
  Investor A Shares.......................................           (4,380)         (5,269)        (2,891)      (142,043)
  Investor C Shares.......................................             (325)             --           (377)           (85)
  Investor N Shares.......................................          (16,858)             --             --         (1,679)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares........................................      (29,318,724)             --       (328,396)      (428,196)
  Primary B Shares........................................         (109,072)             --           (327)          (876)
  Investor A Shares.......................................         (346,966)             --         (3,682)      (242,140)
  Investor C Shares.......................................          (22,984)             --         (1,071)          (143)
  Investor N Shares.......................................       (1,189,816)             --         (7,629)        (2,622)
Distributions to shareholders in excess of net realized
  gain on investments:
  Primary A Shares........................................       (2,311,831)             --             --             --
  Primary B Shares........................................           (6,656)             --             --             --
  Investor A Shares.......................................          (25,025)             --             --             --
  Investor C Shares.......................................           (1,858)             --             --             --
  Investor N Shares.......................................          (96,313)             --             --             --
Net increase/(decrease) in net assets from Fund share
  transactions:
  Primary A Shares........................................      154,790,642      26,496,408     22,988,246      4,327,824
  Primary B Shares........................................        5,673,834         620,742        285,704          5,828
  Investor A Shares.......................................        2,071,832       1,042,976        341,961        650,979
  Investor C Shares.......................................          354,805          42,848        181,271            606
  Investor N Shares.......................................       (2,414,814)          8,985        164,903          4,661
                                                             --------------    ------------    -----------    -----------
Net increase in net assets................................      131,058,072      29,484,788     30,133,252      3,590,155
NET ASSETS:
Beginning of year.........................................      898,451,957      98,969,485     49,269,511     39,851,847
                                                             --------------    ------------    -----------    -----------
End of year...............................................   $1,029,510,029    $128,454,273    $79,402,763    $43,442,002
                                                             ==============    ============    ===========    ===========
Distributions in excess of net investment income..........   $   (1,238,945)   $    (75,460)   $  (426,539)   $   (38,979)
                                                             ==============    ============    ===========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MARCH 31, 1996

                                                                                                               NATIONS
                                                                 NATIONS         NATIONS        NATIONS        GLOBAL
                                                              INTERNATIONAL      PACIFIC       EMERGING      GOVERNMENT
                                                                 EQUITY          GROWTH         MARKETS        INCOME
                                                                 FUND(a)         FUND(b)        FUND(b)        FUND(b)
                                                               --------------------------------------------------------
Net investment income/(loss)................................. $   3,626,554    $  (100,618)   $   (71,055)   $   969,470
Net realized gain/(loss) on investments......................    32,418,643       (445,524)      (197,613)       221,004
Change in unrealized appreciation/(depreciation) of
  investments................................................    72,008,937      3,049,926      1,308,060       (200,139)
                                                               ------------    -----------    -----------    -----------
Net increase in net assets resulting from operations.........   108,054,134      2,503,784      1,039,392        990,335
Distributions to shareholders from net investment income:
  Primary A Shares...........................................    (3,605,055)            --             --       (797,500)
  Investor A Shares..........................................       (21,498)            --             --       (119,144)
  Investor C Shares..........................................            --             --             --           (267)
  Investor N Shares..........................................            --             --             --         (3,189)
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares...........................................    (2,391,207)      (108,132)        (3,687)       (42,578)
  Investor A Shares..........................................       (20,996)        (1,632)            --         (6,554)
  Investor C Shares..........................................        (1,140)            --             --            (17)
  Investor N Shares..........................................       (85,934)        (1,443)            --           (221)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares...........................................    (1,248,540)            --             --        (81,861)
  Investor A Shares..........................................       (11,031)            --             --            (89)
  Investor C Shares..........................................        (1,122)            --             --            (33)
  Investor N Shares..........................................       (71,408)            --             --           (586)
Net increase in net assets from Fund share transactions:
  Primary A Shares...........................................   182,162,851     92,975,768     46,582,308     24,647,663
  Investor A Shares..........................................     1,946,226      1,318,061        454,932     15,047,874
  Investor C Shares..........................................        78,368         50,206         14,264            327
  Investor N Shares..........................................     3,984,676      2,198,873      1,148,302        183,687
                                                               ------------    -----------    -----------    -----------
Net increase in net assets...................................   288,768,324     98,935,485     49,235,511     39,817,847
NET ASSETS:
Beginning of period..........................................   609,683,633         34,000         34,000         34,000
                                                               ------------    -----------    -----------    -----------
End of period................................................ $ 898,451,957    $98,969,485    $49,269,511    $39,851,847
                                                               ============    ===========    ===========    ===========
Undistributed net investment income/(distributions in excess
  of net investment income).................................. $   1,078,353    $        --    $   (93,457)   $  (108,343)
                                                               ============    ===========    ===========    ===========

---------------
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31. The numbers reflected are for the period June 1, 1995 through March 31, 1996.
 (b) Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund commenced operations on June 30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                                  NATIONS INTERNATIONAL EQUITY FUND                        NATIONS PACIFIC GROWTH FUND
                              YEAR ENDED                   PERIOD ENDED                YEAR ENDED                PERIOD ENDED
                           MARCH 31, 1997(a)             MARCH 31, 1996(b)          MARCH 31, 1997(a)          MARCH 31, 1996(c)
                      --------------------------    -------------------------   -------------------------   -----------------------
                        SHARES         DOLLARS        SHARES        DOLLARS       SHARES       DOLLARS       SHARES       DOLLARS
                      -------------------------------------------------------------------------------------------------------------
PRIMARY A SHARES:
  Sold..............   26,915,662   $ 361,667,261   21,779,745   $277,149,224    5,886,080   $ 61,730,754   9,508,684   $95,045,750
  Issued as
    reinvestment
    of dividends....      986,163      13,366,394      117,187      1,548,026       19,030        199,151         630         6,096
  Redeemed..........  (16,427,294)   (220,243,013)  (7,709,286)   (96,534,399)  (3,392,989)   (35,433,497)   (213,667)   (2,076,078)
                      -----------   -------------   ----------   ------------   ----------   ------------   ---------   -----------
  Net increase......   11,474,531   $ 154,790,642   14,187,646   $182,162,851    2,512,121   $ 26,496,408   9,295,647   $92,975,768
                      ===========   =============   ==========   ============   ==========   ============   =========   ===========
PRIMARY B SHARES:
  Sold..............      514,246   $   6,923,373                                   67,793   $    707,717
  Issued as
    reinvestment
    of dividends....        5,046          68,239                                       56            591
  Redeemed..........      (97,602)     (1,317,778)                                  (8,409)       (87,566)
                      -----------   -------------                               ----------   ------------
  Net increase......      421,690   $   5,673,834                                   59,440   $    620,742
                      ===========   =============                               ==========   ============
INVESTOR A SHARES:
  Sold..............      650,277   $   8,611,306    1,204,885   $ 14,928,700      869,893   $  9,124,829     145,535   $ 1,437,200
  Issued as
    reinvestment
    of dividends....       29,635         394,417        3,747         48,496        1,339         14,016         168         1,629
  Redeemed..........     (524,532)     (6,933,891)  (1,055,939)   (13,030,970)    (766,685)    (8,095,869)    (12,071)     (120,768)
                      -----------   -------------   ----------   ------------   ----------   ------------   ---------   -----------
  Net increase......      155,380   $   2,071,832      152,693   $  1,946,226      104,547   $  1,042,976     133,632   $ 1,318,061
                      ===========   =============   ==========   ============   ==========   ============   =========   ===========
INVESTOR C SHARES:
  Sold..............       48,335   $     623,770        9,348   $    114,146        4,398   $     46,738       5,052   $    50,206
  Issued as
    reinvestment
    of dividends....        2,084          26,628          167          2,118           14            145          --            --
  Redeemed..........      (22,531)       (295,593)      (3,089)       (37,896)        (409)        (4,035)         --            --
                      -----------   -------------   ----------   ------------   ----------   ------------   ---------   -----------
  Net increase......       27,888   $     354,805        6,426   $     78,368        4,003   $     42,848       5,052   $    50,206
                      ===========   =============   ==========   ============   ==========   ============   =========   ===========
INVESTOR N SHARES:
  Sold..............      140,712   $   1,846,991      719,771   $  8,739,740       47,220   $    485,528     232,191   $ 2,245,592
  Issued as
    reinvestment
    of dividends....      106,501       1,416,247       11,981        152,998           --             --         139         1,346
  Redeemed..........     (433,659)     (5,678,052)    (397,985)    (4,908,062)     (45,803)      (476,543)     (4,917)      (48,065)
                      -----------   -------------   ----------   ------------   ----------   ------------   ---------   -----------
  Net increase/
    (decrease)......     (186,446)  $  (2,414,814)     333,767   $  3,984,676        1,417   $      8,985     227,413   $ 2,198,873
                      ===========   =============   ==========   ============   ==========   ============   =========   ===========

---------------

(a) Nations International Equity Fund's and Nations Pacific Growth Fund's Primary B Shares commenced operations on June 28, 1996.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

(c) Nations Pacific Growth Fund's Primary A Shares, Investor A Shares, Investor C Shares and Investor N Shares commenced operations on June 30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                 NATIONS EMERGING MARKETS FUND                       NATIONS GLOBAL GOVERNMENT INCOME FUND
                            YEAR ENDED                  PERIOD ENDED                 YEAR ENDED                PERIOD ENDED
                         MARCH 31, 1997(a)            MARCH 31, 1996(b)          MARCH 31, 1997(a)           MARCH 31, 1996(b)
                      ----------------------        --------------------        -------------------        --------------------
                       SHARES       DOLLARS         SHARES       DOLLARS        SHARES      DOLLARS        SHARES       DOLLARS
                     ------------------------------------------------------------------------------------------------------------
PRIMARY A SHARES:
  Sold.............   3,555,779   $ 38,563,526     4,725,947   $47,770,341      649,206   $ 6,647,355     2,470,544   $24,792,601
  Issued as
    reinvestment of
    dividends......      34,126        355,453            16           155      154,032     1,570,912        17,845       180,058
  Redeemed.........  (1,487,854)   (15,930,733)     (126,079)   (1,188,188)    (387,483)   (3,890,443)      (31,705)     (324,996)
                     ----------   ------------     ---------   -----------     --------   -----------     ---------   -----------
  Net increase.....   2,102,051   $ 22,988,246     4,599,884   $46,582,308      415,755   $ 4,327,824     2,456,684   $24,647,663
                     ==========   ============     =========   ===========     ========   ===========     =========   ===========
PRIMARY B SHARES:
  Sold.............      29,362   $    317,536                                   13,113   $   132,884
  Issued as
    reinvestment of
    dividends......          29            305                                      298         3,090
  Redeemed.........      (2,995)       (32,137)                                 (12,884)     (130,146)
                     ----------   ------------                                 --------   -----------
  Net increase.....      26,396   $    285,704                                      527   $     5,828
                     ==========   ============                                 ========   ===========
INVESTOR A SHARES:
  Sold.............     118,447   $  1,294,139        46,699   $   468,391       69,887   $   714,152     1,478,192   $15,047,626
  Issued as
    reinvestment of
    dividends......         658          6,821            --            --        2,747        28,266            94           953
  Redeemed.........     (86,867)      (958,999)       (1,319)      (13,459)      (8,928)      (91,439)          (70)         (705)
                     ----------   ------------     ---------   -----------     --------   -----------     ---------   -----------
  Net increase.....      32,238   $    341,961        45,380   $   454,932       63,706   $   650,979     1,478,216   $15,047,874
                     ==========   ============     =========   ===========     ========   ===========     =========   ===========
INVESTOR C SHARES:
  Sold.............      17,883   $    183,109         1,425   $    14,264           --   $        --             1   $        10
  Issued as
    reinvestment of
    dividends......         105          1,555            --            --           59           606            31           317
  Redeemed.........        (337)        (3,393)           --            --           --            --            --            --
                     ----------   ------------     ---------   -----------     --------   -----------     ---------   -----------
  Net increase.....      17,651   $    181,271         1,425   $    14,264           59   $       606            32   $       327
                     ==========   ============     =========   ===========     ========   ===========     =========   ===========
INVESTOR N SHARES:
  Sold.............      37,467   $    402,741       121,704   $ 1,194,610        3,210   $    31,111        18,001   $   180,857
  Issued as
    reinvestment of
    dividends......         726          7,402            --            --          995        10,579           392         3,996
  Redeemed.........     (23,492)      (245,240)       (4,757)      (46,308)      (3,615)      (37,029)         (114)       (1,166)
                     ----------   ------------     ---------   -----------     --------   -----------     ---------   -----------
  Net increase.....      14,701   $    164,903       116,947   $ 1,148,302          590   $     4,661        18,279   $   183,687
                     ==========   ============     =========   ===========     ========   ===========     =========   ===========

---------------

(a) Nations Emerging Markets Fund's and Nations Global Government Income Fund's Primary B Shares commenced operations on June 28, 1996.

(b) Nations Emerging Markets Fund's and Nations Global Government Income Fund's Primary A Shares, Investor A Shares, Investor C Shares and Investor N Shares commenced operations on June 30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                        NET ASSET        NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS    DISTRIBUTIONS
                          VALUE       INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF      FROM NET
                       BEGINNING OF    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT     REALIZED
                           YEAR         (LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME         INCOME       CAPITAL GAINS
                       ----------------------------------------------------------------------------------------------------------
NATIONS INTERNATIONAL
EQUITY FUND
PRIMARY A SHARES
Year ended
  03/31/1997#.........    $13.50        $ 0.08         $ 0.11           $  0.19         $(0.11)        $(0.00)***      $ (0.42)
Period ended
  03/31/1996(a)#......     11.75          0.07           1.80              1.87          (0.06)         (0.04)           (0.02)
Year ended
  05/31/1995#.........     12.06          0.14          (0.20)            (0.06)         (0.03)            --            (0.12)
Year ended
  05/31/1994#.........     10.60          0.09           1.44              1.53          (0.05)            --            (0.02)
Year ended
  05/31/1993#.........     10.40          0.09           0.21              0.30          (0.08)            --            (0.02)
Period ended
  05/31/1992*.........     10.00          0.08           0.36              0.44          (0.04)            --               --
PRIMARY B SHARES
Period ended
  03/31/1997*#........    $13.65        $ 0.01         $(0.09)(c)       $ (0.08)        $(0.01)        $(0.00)***      $ (0.42)
INVESTOR A SHARES
Year ended
  03/31/1997#.........    $13.39        $ 0.05         $ 0.11           $  0.16         $(0.09)        $(0.00)***      $ (0.42)
Period ended
  03/31/1996(a)#......     11.67          0.04           1.78              1.82          (0.04)         (0.04)           (0.02)
Year ended
  05/31/1995#.........     12.00          0.11          (0.20)            (0.09)         (0.02)            --            (0.12)
Year ended
  05/31/1994#.........     10.56          0.06           1.44              1.50          (0.04)            --            (0.02)
Period ended
  05/31/1993*#........     10.38          0.07           0.21              0.28          (0.08)            --            (0.02)
INVESTOR C SHARES
Year ended
  03/31/1997#.........    $13.13        $ 0.02         $ 0.10           $  0.12         $(0.06)        $(0.00)***      $ (0.42)
Period ended
  03/31/1996(a)#......     11.45         (0.03)          1.75              1.72             --          (0.02)           (0.02)
Year ended
  05/31/1995#.........     11.86          0.02          (0.21)            (0.19)            --             --            (0.12)
Year ended
  05/31/1994#.........     10.49         (0.03)          1.43              1.40          (0.01)            --            (0.02)
Period ended
  05/31/1993*#........     10.10          0.00***        0.48              0.48          (0.07)            --            (0.02)
INVESTOR N SHARES
Year ended
  03/31/1997#.........    $13.27        $(0.05)        $ 0.10           $  0.05         $(0.04)        $(0.00)***      $ (0.42)
Period ended
  03/31/1996(a)#......     11.56         (0.02)          1.78              1.76             --          (0.03)           (0.02)
Year ended
  05/31/1995#.........     11.96          0.05          (0.22)            (0.17)         (0.01)            --            (0.12)
Period ended
  05/31/1994*#........     10.51         (0.00)***       1.51              1.51          (0.04)            --            (0.02)
NATIONS PACIFIC
GROWTH FUND
PRIMARY A SHARES
Year ended
  03/31/1997..........    $10.24        $ 0.04         $ 0.19           $  0.23         $(0.03)        $(0.03)              --
Period ended
  03/31/1996**#.......     10.00         (0.02)          0.29              0.27             --          (0.03)              --
PRIMARY B SHARES
Year ended
  03/31/1997**........    $10.34        $ 0.01         $ 0.07           $  0.08         $(0.02)        $(0.01)              --
INVESTOR A SHARES
Year ended
  03/31/1997..........    $10.23        $ 0.00***      $ 0.19           $  0.19         $(0.03)        $(0.02)              --
Period ended
  03/31/1996**#.......     10.00         (0.04)          0.29              0.25             --          (0.02)              --
INVESTOR C SHARES
Year ended
  03/31/1997..........    $10.20        $ 0.00***      $ 0.14           $  0.14             --             --               --
Period ended
  03/31/1996**#.......     10.00         (0.09)          0.29              0.20             --             --               --
INVESTOR N SHARES
Year ended
  03/31/1997..........    $10.18        $(0.05)        $ 0.19           $  0.14         $(0.01)        $(0.01)              --
Period ended
  03/31/1996**#.......     10.00         (0.10)          0.29              0.19             --          (0.01)              --

---------------

   * Nations International Equity Fund's Primary A, Primary B, Investor A, Investor C and Investor N Shares commenced operations on December 2, 1991, June 28, 1996, June 3, 1992, June 17, 1992 and June 7, 1993, respectively.
  ** Nations Pacific Growth Fund's Primary A, Investor A, Investor C and Investor N Shares commenced operations on June 30, 1995.
     Nations Pacific Growth Fund's Primary B Shares commenced operations on June 28, 1996.
 *** Amount represents less than $0.01 per share.
   + Annualized.
  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
   # Per share numbers have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.
  ## Amount represents less than 0.01%.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.
 (c) The amount shown at this caption for each share outstanding throughout the period may not accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 RATIO OF
                         DISTRIBUTIONS       TOTAL       NET ASSET                NET ASSETS    OPERATING
                         IN EXCESS OF      DIVIDENDS       VALUE                    END OF     EXPENSES TO
                         NET REALIZED         AND         END OF      TOTAL          YEAR      AVERAGE NET
                         CAPITAL GAINS   DISTRIBUTIONS     YEAR      RETURN++     (IN 000'S)     ASSETS
                         ---------------------------------------------------------------------------------
NATIONS INTERNATIONAL
EQUITY FUND
PRIMARY A SHARES
Year ended
  03/31/1997#.........      $ (0.03)        $ (0.56)      $ 13.13       1.32%      $976,855        1.16%
Period ended
  03/31/1996(a)#......           --           (0.12)        13.50      16.01        849,731        1.17+
Year ended
  05/31/1995#.........        (0.10)          (0.25)        11.75      (0.46)       572,940        1.03
Year ended
  05/31/1994#.........           --           (0.07)        12.06      14.37        401,559        1.17
Year ended
  05/31/1993#.........           --           (0.10)        10.60       3.14        118,873        1.30
Period ended
  05/31/1992*.........           --           (0.04)        10.40       4.43+++      83,970        1.33+
PRIMARY B SHARES
Period ended
  03/31/1997*#........      $ (0.03)        $ (0.46)      $ 13.11      (0.66)%     $  5,526        1.66%+
INVESTOR A SHARES
Year ended
  03/31/1997#.........      $ (0.03)        $ (0.54)      $ 13.01       1.08%      $  9,443        1.41%
Period ended
  03/31/1996(a)#......           --           (0.10)        13.39      15.66          7,643        1.42+
Year ended
  05/31/1995#.........        (0.10)          (0.24)        11.67      (0.69)         4,877        1.28
Year ended
  05/31/1994#.........           --           (0.06)        12.00      14.00          3,219        1.42
Period ended
  05/31/1993*#........           --           (0.10)        10.56       2.91            839        1.55+
INVESTOR C SHARES
Year ended
  03/31/1997#.........      $ (0.03)        $ (0.51)      $ 12.74       0.77%      $    988        1.66%
Period ended
  03/31/1996(a)#......           --           (0.04)        13.13      15.09            652        2.09+
Year ended
  05/31/1995#.........        (0.10)          (0.22)        11.45      (1.56)           495        2.03
Year ended
  05/31/1994#.........           --           (0.03)        11.86      13.21            339        2.17
Period ended
  05/31/1993*#........           --           (0.09)        10.49       4.97            200        2.30+
INVESTOR N SHARES
Year ended
  03/31/1997#.........      $ (0.03)        $ (0.49)      $ 12.83       0.28%      $ 36,698        2.16%
Period ended
  03/31/1996(a)#......           --           (0.05)        13.27      15.25         40,426        1.99+
Year ended
  05/31/1995#.........        (0.10)          (0.23)        11.56      (1.30)        31,372        1.78
Period ended
  05/31/1994*#........           --           (0.06)        11.96      14.32         17,349        1.92+
NATIONS PACIFIC
GROWTH FUND
PRIMARY A SHARES
Year ended
  03/31/1997..........           --         $ (0.06)      $ 10.41       2.18%      $122,887        1.42%
Period ended
  03/31/1996**#.......           --           (0.03)        10.24       2.66         95,210        1.76+
PRIMARY B SHARES
Year ended
  03/31/1997**........           --         $ (0.03)      $ 10.39       0.75%      $    618        1.92%+
INVESTOR A SHARES
Year ended
  03/31/1997..........           --         $ (0.05)      $ 10.37       1.86%      $  2,480        1.67%
Period ended
  03/31/1996**#.......           --           (0.02)        10.23       2.52          1,375        2.01+
INVESTOR C SHARES
Year ended
  03/31/1997..........           --              --       $ 10.34       1.57%      $    102        1.92%
Period ended
  03/31/1996**#.......           --              --         10.20       2.00             60        2.65+
INVESTOR N SHARES
Year ended
  03/31/1997..........           --         $ (0.02)      $ 10.30       1.18%      $  2,367        2.42%
Period ended
  03/31/1996**#.......           --           (0.01)        10.18       1.88          2,324        2.76+

                                                          WITHOUT WAIVERS AND/OR
                                                          EXPENSE REIMBURSEMENTS
                                                      ------------------------------
                             RATIO OF                   RATIO OF
                         NET INVESTMENT                OPERATING    NET INVESTMENT
                         INCOME/(LOSS)    PORTFOLIO   EXPENSES TO       INCOME/         AVERAGE
                           TO AVERAGE     TURNOVER    AVERAGE NET      (LOSS) PER     COMMISSION
                           NET ASSETS       RATE        ASSETS           SHARE       RATE PAID(b)
                         ------------------------------------------------------------------------
NATIONS INTERNATIONAL
EQUITY FUND
PRIMARY A SHARES
Year ended
  03/31/1997#.........         0.62%          36%           --              --          $0.0279
Period ended
  03/31/1996(a)#......         0.65+          26          1.18%+        $ 0.07           0.0272
Year ended
  05/31/1995#.........         1.17           92          1.04            0.14               --
Year ended
  05/31/1994#.........         0.75           39          1.18            0.08               --
Year ended
  05/31/1993#.........         1.03           41          1.32            0.10               --
Period ended
  05/31/1992*.........         1.81+          11          1.43+           0.03               --
PRIMARY B SHARES
Period ended
  03/31/1997*#........         0.12%+         36%           --              --          $0.0279
INVESTOR A SHARES
Year ended
  03/31/1997#.........         0.37%          36%           --              --          $0.0279
Period ended
  03/31/1996(a)#......         0.40+          26          1.43%+        $ 0.04           0.0272
Year ended
  05/31/1995#.........         0.92           92          1.29            0.11               --
Year ended
  05/31/1994#.........         0.50           39          1.43            0.05               --
Period ended
  05/31/1993*#........         0.78+          41          1.62+           0.07               --
INVESTOR C SHARES
Year ended
  03/31/1997#.........         0.12%          36%           --              --          $0.0279
Period ended
  03/31/1996(a)#......        (0.27)+         26          2.10%+        $(0.03)          0.0272
Year ended
  05/31/1995#.........         0.17           92          2.04            0.02               --
Year ended
  05/31/1994#.........        (0.25)          39          2.18           (0.03)              --
Period ended
  05/31/1993*#........         0.03+          41          2.32+           0.00***            --
INVESTOR N SHARES
Year ended
  03/31/1997#.........        (0.38)%         36%           --              --          $0.0279
Period ended
  03/31/1996(a)#......        (0.17)+         26          2.00%+        $(0.02)          0.0272
Year ended
  05/31/1995#.........         0.42           92          1.79            0.05               --
Period ended
  05/31/1994*#........        (0.00)+##       39          1.93+          (0.00)***           --
NATIONS PACIFIC
GROWTH FUND
PRIMARY A SHARES
Year ended
  03/31/1997..........         0.39%          78%           --              --          $0.0126
Period ended
  03/31/1996**#.......        (0.27)+         23            --              --           0.0178
PRIMARY B SHARES
Year ended
  03/31/1997**........        (0.11)%+        78%           --              --          $0.0126
INVESTOR A SHARES
Year ended
  03/31/1997..........         0.14%          78%           --              --          $0.0126
Period ended
  03/31/1996**#.......        (0.52)+         23            --              --           0.0178
INVESTOR C SHARES
Year ended
  03/31/1997..........        (0.11)%         78%           --              --          $0.0126
Period ended
  03/31/1996**#.......        (1.16)+         23            --              --           0.0178
INVESTOR N SHARES
Year ended
  03/31/1997..........        (0.61)%         78%           --              --          $0.0126
Period ended
  03/31/1996**#.......        (1.27)+         23            --              --           0.0178

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                        NET ASSET        NET        NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS    DISTRIBUTIONS
                          VALUE       INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF      FROM NET
                       BEGINNING OF    INCOME/      GAIN/(LOSS)     NET ASSET VALUE   INVESTMENT   NET INVESTMENT     REALIZED
                           YEAR         (LOSS)     ON INVESTMENTS   FROM OPERATIONS     INCOME         INCOME       CAPITAL GAINS
                             ---------------------------------------------------------------------------------------------
NATIONS EMERGING
MARKETS FUND
PRIMARY A SHARES
Year ended
  03/31/1997#.........    $10.34        $ 0.01         $ 1.21           $  1.22         $(0.02)        $(0.07)         $ (0.06)
Period ended
  03/31/1996*#........     10.00         (0.03)          0.37              0.34             --           0.00***            --
PRIMARY B SHARES
Period ended
  03/31/1997*#........    $10.71         (0.04)        $ 0.82           $  0.78         $(0.01)        $(0.02)         $ (0.06)
INVESTOR A SHARES
Year ended
  03/31/1997#.........    $10.32        $(0.01)        $ 1.21           $  1.20         $(0.02)        $(0.05)         $ (0.06)
Period ended
  03/31/1996*#........     10.00         (0.05)          0.37              0.32             --             --               --
INVESTOR C SHARES
Year ended
  03/31/1997#.........    $10.27         (0.04)        $ 1.20           $  1.16         $(0.01)        $(0.02)         $ (0.06)
Period ended
  03/31/1996*#........     10.00         (0.10)          0.37              0.27             --             --               --
INVESTOR N SHARES
Year ended
  03/31/1997#.........    $10.26         (0.09)        $ 1.20           $  1.11             --             --          $ (0.06)
Period ended
  03/31/1996*#........     10.00         (0.11)          0.37              0.26             --             --               --
NATIONS GLOBAL
GOVERNMENT INCOME FUND
PRIMARY A SHARES
Year ended
  03/31/1997#.........    $10.07        $ 0.47          (0.03)          $  0.44         $(0.46)        $(0.10)         $ (0.16)
Period ended
  03/31/1996**........     10.00          0.39           0.11              0.50          (0.37)         (0.02)           (0.04)
PRIMARY B SHARES
Period ended
  03/31/1997**#.......    $10.13        $ 0.43          (0.22)          $  0.21         $(0.32)        $(0.07)         $ (0.16)
INVESTOR A SHARES
Year ended
  03/31/1997#.........    $10.07        $ 0.44          (0.02)          $  0.42         $(0.45)        $(0.09)         $ (0.16)
Period ended
  03/31/1996**........     10.00          0.37           0.11              0.48          (0.35)         (0.02)           (0.04)
INVESTOR C SHARES
Year ended
  03/31/1997#.........    $10.07        $ 0.42          (0.03)          $  0.39         $(0.42)        $(0.09)         $ (0.16)
Period ended
  03/31/1996**........     10.00          0.33           0.11              0.44          (0.31)         (0.02)           (0.04)
INVESTOR N SHARES
Year ended
  03/31/1997#.........    $10.07        $ 0.36          (0.02)          $  0.34         $(0.38)        $(0.08)         $ (0.16)
Period ended
  03/31/1996**........     10.00          0.32           0.11              0.43          (0.30)         (0.02)           (0.04)

---------------

   * Nations Emerging Markets Fund's Primary A, Investor A, Investor C and Investor N Shares commenced operations on June 30,
     1995. Nations Emerging Markets Fund's Primary B Shares commenced operations on June 28, 1996.
  ** Nations Global Government Income Fund's Primary A, Investor A, Investor C and Investor N Shares commenced operations on
     June 30, 1995. Nations Global Government Income Fund's Primary B Shares commenced operations on June 28, 1996.
 *** Amount represents less than $0.01 per share.
   + Annualized.
  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
   # Per share numbers have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.
 (a) Average commission rate paid per share of securities purchased and sold by the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            RATIO OF        RATIO OF
                             TOTAL      NET ASSET             NET ASSETS    OPERATING    NET INVESTMENT
                           DIVIDENDS      VALUE                 END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO      AVERAGE
                              AND        END OF     TOTAL        YEAR      AVERAGE NET   TO AVERAGE NET   TURNOVER     COMMISSION
                         DISTRIBUTIONS    YEAR     RETURN++   (IN 000'S)     ASSETS          ASSETS         RATE      RATE PAID(a)
                     -------------------------------------------------------------------------------------------------------------
NATIONS EMERGING
MARKETS FUND
PRIMARY A SHARES
Year ended
  03/31/1997#.........      $ (0.15)     $ 11.41     11.97%    $ 76,483       1.74%            0.13%          31%        $0.0003
Period ended
  03/31/1996*#........         0.00***     10.34      3.42       47,560       2.13+           (0.38)+         17          0.0004
PRIMARY B SHARES
Period ended
  03/31/1997*#........      $ (0.09)     $ 11.40      7.34%    $    301       2.24%+          (0.37)%+        31%        $0.0003
INVESTOR A SHARES
Year ended
  03/31/1997#.........      $ (0.13)     $ 11.39     11.74%    $    894       1.99%           (0.12)%         31%        $0.0003
Period ended
  03/31/1996*#........           --        10.32      3.20          477       2.38+           (0.63)+         17          0.0004
INVESTOR C SHARES
Year ended
  03/31/1997#.........      $ (0.09)     $ 11.34     11.34%    $    226       2.24%           (0.37)%         31%        $0.0003
Period ended
  03/31/1996*#........           --        10.27      2.70           23       3.02+           (1.27)+         17          0.0004
INVESTOR N SHARES
Year ended
  03/31/1997#.........      $ (0.06)     $ 11.31     10.88%    $  1,499       2.74%           (0.87)%         31%        $0.0003
Period ended
  03/31/1996*#........           --        10.26      2.60        1,209       3.13+           (1.38)+         17          0.0004
NATIONS GLOBAL
GOVERNMENT INCOME FUND
PRIMARY A SHARES
Year ended
  03/31/1997#.........      $ (0.72)     $  9.79      4.25%    $ 28,130       1.26%            4.60%         100%             --
Period ended
  03/31/1996**........        (0.43)       10.07      5.03       24,753       1.32+            5.17+         213              --
PRIMARY B SHARES
Period ended
  03/31/1997**#.......      $ (0.55)     $  9.79      1.93%    $      5       1.76%+           4.10%+        100%             --
INVESTOR A SHARES
Year ended
  03/31/1997#.........      $ (0.70)     $  9.79      3.99%    $ 15,104       1.51%            4.35%         100%             --
Period ended
  03/31/1996**........        (0.41)       10.07      4.84       14,898       1.57+            4.92+         213              --
INVESTOR C SHARES
Year ended
  03/31/1997#.........      $ (0.67)     $  9.79      3.73%    $      9       1.76%            4.10%         100%             --
Period ended
  03/31/1996**........        (0.37)       10.07      4.40            9       2.16+            4.33+         213              --
INVESTOR N SHARES
Year ended
  03/31/1997#.........      $ (0.62)     $  9.79      3.22%    $    193       2.26%            3.60%         100%             --
Period ended
  03/31/1996**........        (0.36)       10.07      4.27          193       2.32+            4.17+         213              --

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

Nations Fund, Inc. (the "Company") and Nations Fund Portfolios, Inc. ("Nations Portfolios") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end investment companies. As of the date of this report, the Company offers five separate portfolios and Nations Portfolios offers three separate portfolios. Information presented in these financial statements pertains only to: Nations International Equity Fund, Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund (each a "Fund" and collectively, the "Funds"). The financial statements for the remaining funds of the Company are presented under separate cover. The Funds currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation: A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, if no sale occurred on such day, the security is valued at the mean between the closing bid and asked prices on that day. If there are no such bid and asked quotations, the most recent bid quote is used. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last available bid and asked prices based upon quotes furnished by principal market makers for such securities. The valuation of international securities which trade on foreign exchanges are provided by an independent pricing service approved by the Board of Directors of each Fund. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Debt obligations are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Securities for which market quotations are not readily available are valued by the investment adviser under the supervision of the Boards of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its right. Unless expressly permitted by the Securities and Exchange Commission, the Fund will not enter into repurchase agreements with its investment adviser, distributor or any of their affiliates. The Funds' investment adviser, acting under the supervision of the Board of Directors, monitors the value of collateral received as well as the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on investments in securities are not

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Transactions: Generally, a Fund may enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment adviser or investment sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency, however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the basis of specific identification of the securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares. Uninvested cash balances earn interest at a rate agreed upon by the Funds and The Bank of New York ("BONY").

Dividends and Distributions to Shareholders: Distributions from net investment income, if any, for Nations International Equity Fund, Nations Pacific Growth Fund and Nations Emerging Markets Fund are declared and paid each calendar quarter. These distributions are recorded on ex-date. Dividends from net investment income for the Nations Global Government Income Fund are declared on each day the Fund is open for business and paid monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which earned, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains may be made at the discretion of the Boards of Directors in order to avoid the application of a 4% non-deductible Federal excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by a Fund as a whole.

Reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, realized gain and loss and paid-in capital due to different book and tax accounting for foreign currency, amortization of organization costs and investments in Passive Foreign Investment Companies.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Reclassifications for the year ended March 31, 1997 were as follows:

                                                                     INCREASE/(DECREASE)     INCREASE/(DECREASE)
                                                    DECREASE          UNDISTRIBUTED NET        ACCUMULATED NET
                                                 PAID-IN CAPITAL      INVESTMENT INCOME      REALIZED GAIN/(LOSS)
                                                   ------------------------------------------------------------
    Nations International Equity Fund..........     $      --             $ 324,736               $ (324,736)
    Nations Pacific Growth Fund................       (15,750)              197,308                 (181,558)
    Nations Emerging Markets Fund..............       (28,647)               86,028                  (57,381)
    Nations Global Government Income Fund......       (34,062)              463,962                 (429,900)

The calculation of net investment income per share in the Nations Pacific Growth Fund's financial highlights excludes this adjustment.

Federal Income Tax: It is the policy of each Fund to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no Federal income tax provision is applicable. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Company or Nations Portfolios are allocated to the relevant Funds based upon relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to such Fund's or class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative net assets of each class of shares.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

Each of the Company and Nations Portfolios has, on behalf of its Funds, entered into an investment advisory agreement (the "Investment Advisory Agreements") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), pursuant to which NBAI provides investment advisory services to the Funds. Under the terms of this Investment Advisory Agreement, NBAI is entitled to receive an advisory fee calculated daily and payable monthly based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                                                         ANNUAL RATE
                                                                                         ----------
      Nations International Equity Fund..............................................        0.90%
      Nations Pacific Growth Fund....................................................        0.90
      Nations Emerging Markets Fund..................................................        1.10
      Nations Global Government Income Fund..........................................        0.70

Each of the Company and Nations Portfolios has, on behalf of its Funds, entered into a sub-advisory agreement (the "Sub-Advisory Agreements") with NBAI and Gartmore Global Partners ("Gartmore"). Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly-owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), which is a United Kingdom ("U.K.") holding company for a leading U.K. based international fund management group of companies. National Westminster Bank plc and its affiliated entities own 100% of the equity of Gartmore plc.

Under the terms of the Sub-Advisory Agreements, Gartmore is entitled to receive a sub-advisory fee from NBAI for each Fund at the following annual rates of each Fund's averages daily net assets:

                                                                                         ANNUAL RATE
                                                                                         ----------
      Nations International Equity Fund..............................................        0.70%
      Nations Pacific Growth Fund....................................................        0.70
      Nations Emerging Markets Fund..................................................        0.85
      Nations Global Government Income Fund..........................................        0.54

Stephens Inc. ("Stephens") serves as the administrator of the Company and Nations Portfolios pursuant to administration agreements (the "Administration Agreements"). First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as co-administrator of the Company and Nations Portfolios

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pursuant to co-administration agreements (the "Co-Administration Agreements"). Pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the investment portfolios of the Company and Nations Portfolios and the investment portfolios of Nations Fund Trust (another registered open-end investment company which is a part of the Nations Funds Family) on a combined basis. NationsBank serves as the sub-administrator of the Company and Nations Portfolios pursuant to a sub-administration agreement (the "Sub-Administration Agreement") with Stephens. For the year ended March 31, 1997, Stephens earned $520,144 from the Funds for its administration services, of which $120,359 was paid to NationsBank for its services as sub-administrator.

The investment adviser, sub-adviser, administrator and co-administrator may, from time to time, voluntarily reduce their fees payable by each Fund.

Stephens serves as the distributor of the Funds' shares. For the year ended March 31, 1997, the Funds were informed that the distributor received $110,840 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees were paid to affiliates of NationsBank and NBAI.

No officer, director or employee of NationsBank, NBAI, Gartmore, Stephens, First Data, or any affiliate thereof, receives any compensation from the Company or Nations Portfolios for serving as director or officer of the Company or Nations Portfolios. The Company and Nations Portfolios pay each unaffiliated Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Company and Nations Portfolios also reimburse expenses incurred by each unaffiliated Director in attending such meetings.

The Company's and Nations Portfolio's eligible Directors may participate in a non-qualified deferred compensation and retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account will be tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, another fund of the Company. The expense for the deferred compensation plan is included in "Directors' fees and expenses" in the Statements of Operations.

The Bank of New York acts as the custodian for the Funds. First Data serves as the transfer agent for the Funds' shares. NationsBank of Texas, N.A. ("NationsBank of Texas") acts as the sub-transfer agent for the Primary A Shares of the Funds and, for the year ended March 31, 1997, earned approximately $22,741 for providing such services. The Funds placed a portion of their portfolio transactions with firms that could be deemed to be affiliated of Gartmore plc.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS.

The Company and Nations Portfolios each have adopted shareholder administration plans (each an "Administration Plan") for Primary B Shares of each Fund; shareholder servicing and distribution plans pursuant to Rule 12b-1 under the 1940 Act for Investor A Shares of each Fund ("Investor A Plan"); a shareholder servicing plan ("Servicing Plan") for Investor C Shares and Investor N Shares of each Fund; and a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 for Investor C Shares and Investor N Shares of each Fund (collectively, the "Plans"). The Administration Plan permits the Funds to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The Investor A Plan permits the Funds to compensate (i) servicing agents and selling agents that have entered into a servicing agreement with the Funds for services provided to their customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. The Servicing Plan permits the Funds to compensate servicing agents for services provided to their customers that own Investor C Shares and Investor N Shares, respectively. The Distribution Plan permits the Funds to compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares or Investor N Shares, respectively. Payments under the Plans are accrued daily and paid monthly at a rate set, from time to time, by the Funds. Fees incurred pursuant to the Plans are charged as expenses of each Fund directly to the Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares, respectively.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended March 31, 1997, the effective rates incurred by the Funds, as a percentage of average daily net assets, pursuant to the Plans were as follows:

                                             PRIMARY B                    INVESTOR C    INVESTOR C    INVESTOR N    INVESTOR N
                                           ADMINISTRATION   INVESTOR A   DISTRIBUTION   SERVICING    DISTRIBUTION   SERVICING
                   FUND                         PLAN           PLAN          PLAN          PLAN          PLAN          PLAN
------------------------------------------------------------------------------------------------------------------------------
Nations International Equity Fund.........      0.50%          0.25%         0.25%         0.25%         0.75%         0.25%
Nations Pacific Growth Fund...............      0.50           0.25          0.25          0.25          0.75          0.25
Nations Emerging Markets Fund.............      0.50           0.25          0.25          0.25          0.75          0.25
Nations Global Government Income Fund.....      0.50           0.25          0.25          0.25          0.75          0.25

A substantial portion of the fees paid pursuant to the Plans described above are paid to affiliates of NationsBank and NBAI.

4.  PURCHASES AND SALES OF SECURITIES.

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term securities, for the year ended March 31, 1997 were as follows:

                                                                      PURCHASES          SALES
                                                                     -----------------------------
Nations International Equity Fund..................................  $486,601,963     $343,518,252
Nations Pacific Growth Fund........................................   110,458,492       89,158,007
Nations Emerging Markets Fund......................................    42,418,480       17,748,687
Nations Global Government Income Fund..............................    37,359,359       33,981,770

The aggregate cost of purchases and proceeds from sales of U.S. government securities, for the year ended March 31, 1997, were as follows:

                                                                      PURCHASES          SALES
                                                                     -----------------------------
     Nations Global Government Income Fund.........................  $  7,612,711     $  6,546,844

At March 31, 1997, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                                                       TAX BASIS        TAX BASIS
                                                                       UNREALIZED       UNREALIZED
                                                                      APPRECIATION     DEPRECIATION
                                                                      -----------------------------
Nations International Equity Fund...................................  $166,877,573     $ 76,085,387
Nations Pacific Growth Fund.........................................    12,911,866        4,699,736
Nations Emerging Markets Fund.......................................    11,211,060        4,182,888
Nations Global Government Income Fund...............................       216,599        1,827,137

5.  CAPITAL STOCK.

As of March 31, 1997, 420,000,000,000 shares of $.001 par value capital stock were authorized for the Company and 150,000,000,000 shares of $.001 par value capital stock were authorized for Nations Portfolios. See Schedule of Capital Stock Activity.

6.  ORGANIZATION COSTS.

The Funds bear all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight-line basis over a period of five years from the commencement of operations. In the event that any of the shares issued by the Funds to their sponsor prior to the commencement of the Funds' public offering ("initial shares") are redeemed during such amortization period by any holder thereof, the Funds will be reimbursed by the holder for any unamortized organization costs in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of March 31, 1997, all organizational costs were fully amortized for Nations International Equity Fund.

7.  FOREIGN SECURITIES.

Each Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include re-valuation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8.  SIGNIFICANT CONCENTRATIONS.

On February 26, 1997, NationsBank Corporation's (the "Corporation") Asset Management Group announced plans to sell its Institutional Trust, Retirement Services and Corporate Trust businesses (collectively, the "Businesses"). The Businesses make significant use of the Nations Family of Funds (the "Funds") to satisfy their clients' investment needs. It is uncertain at this point what impact, if any, the sale of these Businesses will have on the Funds and its shareholders. Currently, however, the Advisor does not believe that a significant impact to the overall financial condition and operating performance of the Funds will occur.

9.  LINE OF CREDIT.

The Company and Nations Portfolios participate in an uncommitted line of credit provided by BONY under a line of credit agreement dated February 28, 1997 (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the Agreement, each Fund may borrow up to the lesser of $25 million or 25% of its net assets. Interest on borrowing is payable at the Federal Funds Rate plus 0.50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement. Prior to executing the Agreement with BONY, the Company participated in a line of credit agreement with Mellon Bank N.A. During the year ended March 31, 1997, the Funds did not borrow under either Agreement.

10.  CAPITAL LOSS CARRYFORWARD.

At March 31, 1997, the following Funds had available for Federal income tax purposes the following unused capital losses expiring March 31:

                                     FUND                                          2004          2005
--------------------------------------------------------------------------------------------------------
Nations Pacific Growth Fund....................................................  $102,682     $3,784,722

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 1997, the following Funds elected to defer losses occurring between November 1, 1996 and March 31, 1997 under these rules, as follows:

                                                                                       POST-OCTOBER CAPITAL
                                        FUND                                              LOSS DEFERRAL
-----------------------------------------------------------------------------------------------------------
Nations International Equity Fund...................................................        $3,453,751
Nations Pacific Growth Fund.........................................................         1,540,154
Nations Emerging Markets Fund.......................................................           175,861

                                                                                     POST-OCTOBER CURRENCY
                                       FUND                                              LOSS DEFERRAL
----------------------------------------------------------------------------------------------------------
Nations Global Government Income Fund..............................................       $    50,744

NATIONS FUNDS

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11.  SUBSEQUENT EVENT.

The Company is a party to an Agreement and Plan of Reorganization with The Pilot Funds (which are advised by Boatmen's Trust Company, an affiliate of NationsBank Corporation since January 7, 1997) pursuant to which certain Nations Funds portfolios will acquire the assets of The Pilot Funds portfolios. The shareholders of The Pilot Funds voted to approve the proposed reorganization on or before May 14, 1997. As of March 31, 1997, net assets of the fourteen funds comprising The Pilot Funds were approximately $6.5 billion.

NATIONS FUNDS
--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS FUNDS

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nations International Equity Fund, Nations Pacific Growth Fund, Nations Emerging Market Fund and Nations Global Government Income Fund (collectively referred to as the "Funds") at March 31, 1997 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
May 15, 1997

NATIONS FUNDS
--------------------------------------------------------------------------------
   TAX INFORMATION (UNAUDITED)
YEAR ENDED MARCH 31, 1997

     The amount of long-term capital gain paid for the year ended March 31, 1997 was as follows:

        Nations International Equity Fund........................................  $27,471,429
        Nations Emerging Markets Fund............................................       21,991
        Nations Global Government Income Fund....................................        8,560

     For the year ended March 31, 1997, the total amount of income received by Nations International Equity Fund, Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund from sources within foreign countries and possessions of the United States was $0.2516, $0.1786, $0.1706 and $0.5282 per share, respectively (representing a total of $19,745,752, $2,204,926, $1,187,289 and $2,343,664, respectively). The total amount of taxes paid by the Nations International Equity Fund, Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund to such countries was $0.0285, $0.0136, $0.0086, and $0.0049 per share, respectively (representing a total of $2,240,866, $167,483, $60,156, and $21,762, respectively).

                   THE NATIONS FUNDS FAMILY

                   EQUITY FUNDS
                   GROWTH
                   Nations Emerging Markets Fund
                   Nations Pacific Growth Fund
                   Nations International Equity Fund
                   Nations Managed Smallcap Index Fund
                   Nations Emerging Growth Fund
                   Nations Disciplined Equity Fund
                   Nations Capital Growth Fund

                   GROWTH AND INCOME
                   Nations Value Fund
                   Nations Managed Index Fund
                   Nations Equity Index Fund
                   Nations Equity Income Fund
                   Nations Balanced Assets Fund

                   LIFEGOAL PORTFOLIOS
                   LifeGoal Growth Portfolio
                   LifeGoal Balanced Growth Portfolio
                   LifeGoal Income and Growth Portfolio

                   BOND FUNDS
                   INCOME
                   Nations Global Government Income Fund
                   Nations Diversified Income Fund
                   Nations Strategic Fixed Income Fund
                   Nations Government Securities Fund
                   Nations Short-Intermediate Government Fund
                   Nations Short-Term Income Fund

                   TAX-EXEMPT INCOME
                   Nations Municipal Income Fund
                   Nations Intermediate Municipal Bond Fund
                   Nations Short-Term Municipal Income Fund
                   Nations Florida Municipal Bond Fund
                   Nations Florida Intermediate Municipal Bond Fund Nations Georgia Municipal Bond Fund
                   Nations Georgia Intermediate Municipal Bond Fund Nations Maryland Municipal Bond Fund
                   Nations Maryland Intermediate Municipal Bond Fund Nations North Carolina Municipal Bond Fund
                   Nations North Carolina Intermediate Municipal Bond Fund Nations South Carolina Municipal Bond Fund
                   Nations South Carolina Intermediate Municipal Bond Fund Nations Tennessee Municipal Bond Fund
                   Nations Tennessee Intermediate Municipal Bond Fund Nations Texas Municipal Bond Fund
                   Nations Texas Intermediate Municipal Bond Fund
                   Nations Virginia Municipal Bond Fund
                   Nations Virginia Intermediate Municipal Bond Fund

                   MONEY MARKET FUNDS
                   Nations Prime Fund
                   Nations Government Money Market Fund
                   Nations Treasury Fund
                   Nations Tax Exempt Fund

     For more complete information on Nations Funds mutual funds, including charges and expenses, please contact Nations Funds or your Investment Representative for a current prospectus. Please read the prospectus carefully before you invest or send money.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

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